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PROSPECTUS


OCTOBER 21, 1998


Clarity

   Variable Universal Life

Simple by Design

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           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY

                                   ISSUED BY

                          BMA VARIABLE LIFE ACCOUNT A

                                      AND

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    This Prospectus describes the Flexible Premium Adjustable Variable Life Insurance Policy (Policy) offered by Business Men's Assurance Company of America
(BMA).

    The Policy has been designed to be used to create or conserve one's estate, retirement planning and other insurance needs of individuals and businesses.

    The Policy has 18 investment choices--a Fixed Account and 17 Investment Options listed below. The 17 Investment Options are part of Investors Mark Series Fund, Inc.; Berger Institutional Products Trust; American Century Variable Portfolios, Inc.; Dreyfus Stock Index Fund; Dreyfus Variable Investment Fund; INVESCO Variable Investment Funds, Inc.; and Lazard Retirement Series, Inc. When You buy a Policy, to the extent You have selected the Investment Options, You bear the complete investment risk. Your Accumulation Value and, under certain circumstances, the Death Benefit under the Policy may increase or decrease or the duration of the Policy may vary depending on the investment experience of the Investment Option(s) You select. You can put Your money in the Fixed Account and/or any of the following Investment Options:

INVESTORS MARK SERIES FUND, INC.

    MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income
    Mid Cap Equity
    Money Market

    MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income

    MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

    Small Cap Equity
    Large Cap Growth

    MANAGED BY DAVID L. BABSON & CO. INC.

    Large Cap Value

    MANAGED BY LORD, ABBETT & CO.

    Growth & Income

    MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced

BERGER INSTITUTIONAL PRODUCTS TRUST

    MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP Value
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DREYFUS STOCK INDEX FUND

    MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND

    MANAGED BY THE DREYFUS CORPORATION

    Disciplined Stock

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield
    INVESCO VIF--Industrial Income

LAZARD RETIREMENT SERIES, INC.

    MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Small Cap

    Please read this Prospectus before investing and keep it on file for future reference. It contains important information about the BMA Flexible Premium Adjustable Variable Life Insurance Policy. The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains information regarding registrants that file electronically with the Commission.

    THE POLICY DESCRIBED HEREIN IS NOT A DEPOSIT OF, OR GUARANTEED BY ANY BANK, NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Date: October 21, 1998

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS...............................................................    5
SUMMARY...................................................................    7
1.  THE VARIABLE LIFE INSURANCE POLICY....................................    7
2.  PURCHASES.............................................................    7
3.  INVESTMENT CHOICES....................................................    7
4.  EXPENSES..............................................................    8
5.  DEATH BENEFIT.........................................................    9
6.  TAXES.................................................................    9
7.  ACCESS TO YOUR MONEY..................................................    9
8.  OTHER INFORMATION.....................................................   10
9.  INQUIRIES.............................................................   10
PART I....................................................................   11
1.  THE VARIABLE LIFE INSURANCE POLICY....................................   11
2.  PURCHASES.............................................................   11
     Premiums.............................................................   11
     Waiver of Planned Premiums...........................................   12
     Application for a Policy.............................................   12
     Issue Ages...........................................................   12
     Application of Premiums..............................................   12
     Grace Period.........................................................   13
     Accumulation Unit Values.............................................   13
     Right to Refund......................................................   14
     Exchange of a Policy for a BMA Policy................................   14
3.  INVESTMENT CHOICES....................................................   14
     Transfers............................................................   16
     Dollar Cost Averaging................................................   17
     Asset Rebalancing Option.............................................   17
     Asset Allocation Option..............................................   18
     Substitution.........................................................   18
4.  EXPENSES..............................................................   18
     Premium Charge.......................................................   18
     Monthly Deduction....................................................   18
     Surrender Charge.....................................................   20
     Partial Surrender Fee................................................   21
     Waiver of Surrender Charges..........................................   21
     Reduction or Elimination of the Surrender Charge.....................   22
     Transfer Fee.........................................................   22
     Taxes................................................................   22
     Investment Option Expenses...........................................   22
5.  DEATH BENEFIT.........................................................   24
     Change in Death Benefit Option.......................................   25
     Change in Specified Amount...........................................   26
     Guaranteed Minimum Death Benefit.....................................   26
     Accelerated Death Benefit............................................   27
6.  TAXES.................................................................   27
     Life Insurance in General............................................   28

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
                                                                            PAGE
                                                                            ----
     Taking Money Out of Your Policy......................................   28
     Diversification......................................................   28
7.  ACCESS TO YOUR MONEY..................................................   28
     Loans................................................................   28
     Surrenders...........................................................   30
8.  OTHER INFORMATION.....................................................   30
     BMA..................................................................   30
     Year 2000............................................................   30
     The Separate Account.................................................   31
     Distributors.........................................................   31
     Administration.......................................................   31
     Suspension of Payments or Transfers..................................   31
     Ownership............................................................   31
PART II...................................................................   32
EXECUTIVE OFFICERS AND DIRECTORS OF BMA...................................   32
OFFICERS AND DIRECTORS OF JONES & BABSON, INC.............................   34
OFFICERS AND DIRECTORS OF CONSECO EQUITY SALES, INC.......................   35
VOTING....................................................................   35
LEGAL OPINIONS............................................................   36
REDUCTION OR ELIMINATION OF SURRENDER CHARGE..............................   36
NET AMOUNT AT RISK........................................................   36
MATURITY DATE.............................................................   36
MISSTATEMENT OF AGE OR SEX................................................   37
OUR RIGHT TO CONTEST......................................................   37
PAYMENT OPTIONS...........................................................   37
FEDERAL TAX STATUS........................................................   37
REPORTS TO OWNERS.........................................................   41
LEGAL PROCEEDINGS.........................................................   41
EXPERTS...................................................................   41
FINANCIAL STATEMENTS......................................................   41
APPENDIX A................................................................  A-1

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                                  DEFINITIONS

    ACCUMULATION VALUE: The sum of Your Policy values in the Subaccounts, the Fixed Account and the Loan Account.

    ACCUMULATION UNIT: A unit of measure used to calculate Your Accumulation Value in the Subaccounts.

    AGE: Issue Age is age nearest birthday on the Policy Date. Attained Age is the Issue Age plus the number of completed Policy Years.

    AUTHORIZED REQUEST: A request, in a form satisfactory to Us, which is received by the BMA Service Center.

    BENEFICIARY: The person named in the application or at a later date to receive the Death Proceeds of the Policy or any rider(s).

    BMA SERVICE CENTER: The office indicated in the Summary to which notices, requests and Premiums must be sent. All sums payable to Us under the Policy are payable only at the BMA Service Center.

    BUSINESS DAY: Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day.

    CASH SURRENDER VALUE: The Accumulation Value less the surrender charge, if any, that applies if the Policy is surrendered in full and less any Indebtedness.

    COMPANY:  Business Men's Assurance Company of America (BMA).

    DEATH BENEFIT: The amount used to determine the Death Proceeds payable upon the death of the Primary Insured. The Death Benefit can be either Level or Adjustable.

    DEATH PROCEEDS: The Death Proceeds equal the Death Benefit as of the date of the Primary Insured's death, less any Indebtedness.

    FIXED ACCOUNT: A portion of the General Account into which You can allocate Net Premiums or transfer Accumulation Values. It does not share in the investment experience of any Subaccount of the Separate Account.

    GENERAL ACCOUNT: Our general investment account which contains all of Our assets with the exception of the Separate Account and other segregated asset accounts.

    GRACE PERIOD: The 61 days that follow the date We mail a notice to You for payment if the Cash Surrender Value is not sufficient to cover the Monthly Deduction.

    INDEBTEDNESS:  Unpaid Policy loans plus unpaid Policy loan interest.

    INITIAL SPECIFIED AMOUNT: The amount of coverage selected by You at the time of application and which will be used to determine the Death Benefit.

    INVESTMENT OPTION(S): Those investment options available through the Separate Account.

    LOAN ACCOUNT: An account established within Our General Account for any amounts transferred from the Fixed Account and the Separate Account as a result of loans. The Loan Account is credited with interest and is not based on the experience of any Separate Account.

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    MATURITY DATE:  The date the Accumulation Value, less any Indebtedness, becomes payable to You, if the Primary Insured is then living.

    MINIMUM SPECIFIED AMOUNT: The smallest Specified Amount the Policy may have is the greater of $50,000, and the Specified Amount a $300 no-lapse annual premium, excluding amounts for riders and Special Rate Classes, will purchase.

    MONTHLY ANNIVERSARY DAY: The same day of each month as the Policy Date for each succeeding month the Policy remains in force. If the Monthly Anniversary falls on a day that is not a Business Day, any Policy transaction due as of that day will be processed the first Business Day following such date.

    MONTHLY DEDUCTION: On the Policy Date and each Monthly Anniversary Day thereafter We deduct certain charges from Your Policy.

    NET PREMIUM: We deduct a Premium Charge from each Premium paid. The Net Premium is the Premium paid less the Premium Charge.

    OWNER: The person entitled to all the ownership rights under the Policy. If Joint Owners are named, all references to You or Owner shall mean Joint Owner.

    POLICY ANNIVERSARY: The same month and day as the Policy Date for each succeeding year the Policy remains in force.

    POLICY DATE: The date by which Policy months, years and anniversaries are measured.

    POLICY MONTH: The one month period from the Policy Date to the same date of the next month, or from one Monthly Anniversary Day to the next.

    POLICY YEAR: The one year period from the Policy Date to the first Policy Anniversary or from one Policy Anniversary to the next.

    PREMIUM: A payment You make towards the Policy and that does not re-pay any Indebtedness.

    PRIMARY INSURED:  The person whose life is insured under the Policy.

    RATE CLASS: This is anything that would affect the level of Your Premium, such as health status and tobacco use.

    REINSTATEMENT:  To restore coverage after the Policy has terminated.

    SEPARATE ACCOUNT: A segregated asset account maintained by Us in which a portion of Our assets has been allocated for this and certain other policies.

    SPECIFIED AMOUNT: The Initial Specified Amount plus each increase to the Specified Amount and less each decrease to the Specified Amount.

    UNDERWRITING PROCESS: The underwriting process begins the day We receive Your application at the BMA Service Center and ends the day We receive and approve all required documents, including the initial Premium, necessary to put the Policy in force.

    US, WE, OUR:  Business Men's Assurance Company of America.

    YOU, YOUR, YOURS:  The Owner of the Policy.

                                    SUMMARY

    THE PROSPECTUS IS DIVIDED INTO THREE SECTIONS: SUMMARY, PART I AND PART II. THE SECTIONS IN THIS SUMMARY CORRESPOND TO SECTIONS IN PART I OF THIS PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL. EVEN MORE DETAILED INFORMATION IS CONTAINED IN PART II.

    1. THE VARIABLE LIFE INSURANCE POLICY: The variable life insurance policy offered by BMA is a contract between You, the Owner, and BMA, an insurance company.

    The Policy provides for the payment of the Death Proceeds to Your selected Beneficiary upon the death of the Primary Insured which should be excludable from the gross income of the Beneficiary. The Policy can be used to create or conserve one's estate or to save for retirement. The Policy can also be used for certain business purposes, such as keyman insurance. The Primary Insured is the person whose life is insured under the Policy. The Primary Insured can be the same person as the Owner but does not have to be.

    Under the Policy, You may, subject to certain limitations, make Premium payments, in any amount and at any frequency. The Policy provides an Accumulation Value, surrender rights, loan privileges and other features traditionally associated with life insurance.

    The Policy has a no-lapse guarantee in the first five years providing the No-Lapse Monthly Minimum Premiums are paid. After this period, the Policy can lapse (terminate without value) when the Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period of 61 days has expired without an adequate payment being made.

    2. PURCHASES: You can buy the Policy by completing the proper forms. Your registered representative can help You. The minimum initial Premium We will accept will be computed for You with respect to the Specified Amount You have requested. We will also compute the No-Lapse Monthly Minimum Premium. In some circumstances We may contact You for additional information regarding the Primary Insured and may require the Primary Insured to provide Us with medical records, physician's statement or a complete paramedical examination.

    The Policy is a flexible premium policy and unlike traditional insurance policies, there is no fixed schedule for Premium payments after the initial Premium. Although You may establish a schedule of Premium payments (Planned Premium), failure to make the Planned Premium payments will not necessarily cause the Policy to lapse nor will making the Planned Premium guarantee that a Policy will remain in force until maturity. Under most circumstances it is anticipated that You will need to make additional Premium payments, after the initial Premium, to keep the Policy in force.

    3. INVESTMENT CHOICES: You can put Your money in the Fixed Account or in any or all of these Investment Options which are described in the prospectuses for the funds:

INVESTORS MARK SERIES FUND, INC.

    MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income
    Mid Cap Equity
    Money Market

    MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income

    MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

    Small Cap Equity
    Large Cap Growth

    MANAGED BY DAVID L. BABSON & CO. INC.

    Large Cap Value

    MANAGED BY LORD, ABBETT & CO.

    Growth & Income

    MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced

BERGER INSTITUTIONAL PRODUCTS TRUST

    MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP Value

DREYFUS STOCK INDEX FUND

    MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND

    MANAGED BY THE DREYFUS CORPORATION

    Disciplined Stock

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield
    INVESCO VIF--Industrial Income

LAZARD RETIREMENT SERIES, INC.

    MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Small Cap

    4. EXPENSES: The Policy has both insurance and investment features, and there are costs related to each that reduce the return on Your investment.

    We deduct a Premium Charge from each Premium payment made. The Premium Charge is as follows:

Policy Years 1-10:     5.5% of all Premiums.

Policy Years 11 and
  later:               4.0% of all Premiums.

    We deduct a Policy Charge each month from the unloaned Accumulation Value of the Policy. The Policy Charge is as follows:

Policy Year 1:         $25 each month

Policy Years 2 and
  later:               Currently, $5 each
                       month. This charge is
                       not guaranteed and
                       may be increased but
                       it will not exceed
                       $10.

    We deduct a Risk Charge each month from the unloaned Accumulation Value of the Policy. The Risk Charge is calculated as follows:

Policy Years 1-10:     Each month, .80%, on
                       an annual basis, of
                       the Accumulation
                       Value in the Separate
                       Account.

Policy Years 11 and
  later:               Each month, .40%, on
                       an annual basis, of
                       the Accumulation
                       Value in the Separate
                       Account.

    Each month We will make a deduction from the unloaned Accumulation Value of the Policy for the cost of insurance. This charge will depend upon the Specified Amount, Your Accumulation Value, and the sex, age and Rate Class of the Primary Insured. We may also charge for any riders attached to the Policy. The maximum deduction that will be made for cost of insurance is 83.33333 per $1,000 net amount at risk. This is the rate at attained age 98. Therefore, this is most likely not the rate You will be charged. Maximum rates vary by sex, tobacco use and attained age and range from 0.08420 to 83.33333 per $1,000 net amount at risk. See "Expenses--Monthly Deduction--Cost of Insurance" in Part I for more information.

    There are also daily investment charges which apply to the average daily value of the Investment

Options. These charges are deducted from the Investment Options and range on an annual basis from .28% to 1.50%, depending on the Investment Option.

    If You take out more than the Free Partial Surrender Percentage, We may assess a surrender charge which depends upon Your Initial Specified Amount, the year of surrender, issue Age, sex and Rate Class. The maximum surrender charge that will be deducted is $44.56 per $1,000 specified amount. The maximum varies by issue age, sex and tobacco use and ranges from $5.40 to $44.56 per $1,000. See "Expenses--Surrender Charge" in Part I for more information. The surrender charge for total surrenders is level for the first four Policy Years then grades down each month beginning in the fifth Policy Year and is zero at the end of Policy Year ten. Your Policy is issued with a surrender charge schedule which shows the surrender charge at the end of the Policy Year. The surrender charge is level for the first four Policy Years. Beginning in the fifth Policy Year, the surrender charge reduces each Policy Month. The amount of reduction to the surrender charge during a Policy Year is the same each month. The amount of reduction is one-twelfth of the difference between the end of the prior and current years' surrender charges. The charge is not affected by Special Rate Classes nor by the addition of riders. When You make a partial surrender, We assess a pro-rata portion of the surrender charge. In the event that You increase Your Specified Amount, a new surrender charge will be imposed on the increased amount. The surrender and partial surrender charges are deducted from the unloaned Accumulation Value of the Policy. The partial surrender charge is deducted pro-rata from the Investment Option(s) and/or the Fixed Account from which the withdrawal is made.

    There is a partial surrender fee of $25 assessed for any partial surrender in addition to any surrender charge that may be assessed. The partial surrender fee is deducted from the unloaned Accumulation Value of the Policy. The partial surrender fee is deducted pro-rata from the Investment Option(s) and/or Fixed Account from which the withdrawal is made. The Free Partial Surrender Percentage is excluded from these charges.

    Each transfer after 12 in any Policy Year, unless the transfer is pre-scheduled, will incur a transfer fee of $25. The transfer fee is deducted from the amount transferred.

    5. DEATH BENEFIT: The amount of the Death Benefit depends on the Specified Amount of Your Policy, the Death Benefit option in effect at the time of death and under some circumstances Your Policy's Accumulation Value. There are two Death Benefit options: Level Death Benefit and Adjustable Death Benefit. Under certain circumstances You can change Death Benefit options. You can also change the Specified Amount under certain circumstances.

    The actual amount payable to Your Beneficiary is the Death Proceeds which is equal to the Death Benefit less any Indebtedness. At the time of application for a Policy, You designate a Beneficiary who is the person or persons who will receive the Death Proceeds. You can change Your Beneficiary unless You have designated an irrevocable Beneficiary. The Beneficiary does not have to be a natural person.

    All or part of the Death Proceeds may be paid in a lump sum or applied under one of the Payment Options contained in the Policy.

    6. TAXES: Your Policy has been designed to comply with the definition of life insurance in the Internal Revenue Code. As a result, the Death Proceeds paid under the Policy should be excludable from the gross income of the Beneficiary. Your earnings in the Policy are not taxed until You take them out. The tax treatment of the loan proceeds and surrender proceeds will depend on whether the Policy is considered a Modified Endowment Contract (MEC). Proceeds taken out of a MEC are considered to come from earnings first and are includible in taxable income. If You are younger than 59 1/2 when You take money out of a MEC, You may also be subject to a 10% federal tax penalty on the earnings withdrawn.

    7. ACCESS TO YOUR MONEY: You can terminate the Policy at any time and We will pay You the Cash Surrender Value. After the first Policy Year, You may surrender a part of the Cash Surrender Value subject to the requirements of the Policy. When You terminate Your Policy or make a partial surrender, a surrender charge (or a portion thereof in the case of a partial surrender) may be assessed. In the case of a partial surrender We assess a Partial Surrender Fee of $25. Once each Policy Year, on a non-cumulative basis, You may make a free partial surrender of up to 10% of Your unloaned Accumulation Value.

    You can also borrow some of Your Accumulation Value.

    8.  OTHER INFORMATION:

    FREE LOOK. You can cancel the Policy within ten days after You receive it (or whatever period is required in Your state) and We will refund all Premiums paid less any Indebtedness. Upon completion of the Underwriting Process, We will allocate the initial Net Premium to the Money Market Portfolio for fifteen days (or the Free Look period required in Your state plus five days). After that, We will invest Your Accumulation Value as You requested.

    WHO SHOULD PURCHASE THE POLICY? The Policy is designed for individuals and businesses that have a need for death protection but who also desire to potentially increase the values in their Policies through investment in the Investment Options. The Policy offers the following to individuals:

    - create or conserve one's estate

    - supplement retirement income

    - access to funds through loans and surrenders

    The Policy offers the following to businesses:

    - protection for the business in the event a key employee dies

    - provide debt protection for business loans

    - create a fund for employee benefits, buy outs and future business needs.

    If You currently own a variable life insurance policy on the life of the Primary Insured, You should consider whether the purchase of the Policy is appropriate.

    Also, You should carefully consider whether the Policy should be used to replace an existing Policy on the life of an Insured.

    ADDITIONAL FEATURES

    - You can arrange to have a regular amount of money automatically transferred from the Money Market Portfolio to the Investment Options each month, theoretically giving You a lower average cost per unit over time than a single one time purchase. We call this feature the Dollar Cost Averaging Option.

    - We will automatically readjust Your money between Investment Options periodically to keep the blend You select. We call this feature the Asset Rebalancing Option.

    - If the Primary Insured becomes terminally ill, We will pay You a portion of the Death Benefit. We call this feature the Accelerated Death Benefit Rider.

    - If You pay a certain required Premium, We guarantee that the Policy will not lapse even if Your Accumulation Value is not sufficient to cover the Monthly Deductions. We call this feature the Guaranteed Minimum Death Benefit Rider.

    - If the Primary Insured becomes totally disabled, We will waive the Monthly Deduction, excluding the Risk Charge, or the Planned Premium. This is provided by the Waiver of Monthly Deductions Rider or the Waiver of Planned Premium Rider.

    - We also offer a number of additional riders that are common for universal life policies.

    These features and riders may not be available in Your state and may not be suitable for Your particular situation.

    9. INQUIRIES: If You need more information about buying a Policy, please contact Us at:

        BMA
        P.O. Box 412879
        Kansas City, Missouri 64141-2879
        1-888-262-8131

    If You need policy owner service (such as changes in policy information, inquiry into policy values, or to make a loan), please contact Us at our service center:

        BMA
        P.O. Box 66793
        St. Louis, Missouri 63166-6793
        1-800-423-9398

                                     PART I

1.  THE VARIABLE LIFE INSURANCE POLICY

    The variable life insurance policy is a contract between You, the Owner, and BMA, an insurance company. The Policy can be used to create or conserve one's estate and retirement planning for individuals. It can also be used for certain business purposes.

    The Policy provides for life insurance coverage on the Primary Insured and has Accumulation Values, a Death Benefit, surrender rights, loan privileges and other characteristics associated with traditional and universal life insurance. However, since the Policy is a variable life insurance policy, the Accumulation Value, to the extent invested in the Investment Options, will increase or decrease depending upon the investment experience of those Investment Options. The duration or amount of the Death Benefit may also vary based on the investment performance of the underlying Investment Options. To the extent You allocated Premium or Accumulation Value to the Separate Account, You bear the investment risk. If the Cash Surrender Value is insufficient to pay the Monthly Deductions, the Policy may terminate.

    Because the Policy is like traditional and universal life insurance, it provides a Death Benefit which will be paid to Your named Beneficiary. When the Primary Insured dies, the Death Proceeds are paid to Your Beneficiary which should be excludable from the gross income of the Beneficiary. The tax-free Death Proceeds makes this an excellent way to accumulate money You don't think you'll use in Your lifetime and is a tax-efficient way to provide for those You leave behind. If You need access to Your money, You can borrow from the Policy or make a total or partial surrender.

2.  PURCHASES

PREMIUMS

    Premiums are the monies You give Us to buy the Policy. The Policy is a Flexible Premium Policy which allows You to make Premium payments in any amount and at any time, subject of course to making sufficient Premium payments to keep the Policy in force. Even though the Policy is flexible, when You apply for coverage You can establish a schedule of Premium payments (Planned Premium). The Planned Premium is selected by You. Thus they will differ from Policy to Policy. You should consult Your Registered Representative about Your Planned Premium.

    We guarantee that the Policy will stay in force for the first five years after issue if total Premiums paid are at least as great as:

    1.  the cumulative five year No-Lapse Monthly Minimum Premium; plus

    2.  the total of all partial surrenders made; plus

    3.  indebtedness.

    We will establish a No-Lapse Monthly Minimum Premium at the time you apply for coverage which is the smallest level of Planned Premium.

    The Policy will remain in force if the Cash Surrender Value is greater than zero regardless of how long it has been in force.

    Additional Premiums may be paid at any time. However, We reserve the right to limit the number and amount of additional Premiums. Under some circumstances, We may require evidence that the Primary Insured is still insurable. All Premiums are payable at the BMA Service Center.

WAIVER OF PLANNED PREMIUMS

    You can elect to have a Waiver of Planned Premium Rider added to Your Policy. The rider provides for the Planned Premium to be waived by crediting a Premium equal to the monthly waiver benefit on each Monthly Anniversary Day during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Premiums paid during the first 6 months of disability are refunded, and subsequent Premiums are waived as long as total disability continues. The monthly waiver benefit to be credited as a Premium to the Policy while benefits are payable under the rider is the Planned Premium at the time the disability begins.

    All Monthly Deductions will continue to be made.

    If at the end of any Policy Month while benefits are being paid under the rider, the Cash Surrender Value is not sufficient to cover the Monthly Deductions, the credit of the monthly waiver benefit will cease, and the Monthly Deductions will be waived as long as total disability continues.

    You should consult the rider for the terms and conditions. The rider is available as an alternative to the Waiver of Monthly Deductions. You can select either the Waiver of Monthly Deduction Rider or the Waiver of Planned Premium Rider but not both.

APPLICATION FOR A POLICY

    In order to purchase a Policy, You must submit an application to Us that requests information about the proposed Primary Insured. In some cases, We will ask for additional information. We may request that the Primary Insured provide Us with medical records, physician's statement or possibly require other medical tests.

ISSUE AGES

    We currently issue to Primary Insureds whose ages are: 20-80 for Standard rates and 20-70 for Preferred rates.

    We will review all the information We are provided about the Primary Insured and determine whether or not the Primary Insured meets Our standards for issuing the Policy. This process is called underwriting. If the Primary Insured meets all of Our underwriting requirements, We will issue a Policy. There are several underwriting classes under which the Policy may be issued.

    The underwriting period could be up to 60 days or longer from the time the application is signed. If We receive the initial Premium with the application, Your registered representative will give you a conditional receipt. If You receive a conditional receipt, you will have conditional coverage. The conditional receipt provides coverage from the later date of receipt of the application, the medical exam, if required, and the money being received at the BMA Service Center. It will expire 60 days from the effective date. The conditional insurance is subject to a number of restrictions and is only applicable if the proposed Primary Insured was an acceptable risk for the insurance applied for.

APPLICATION OF PREMIUMS

    When You purchase a Policy and We receive money with Your application, We will initially put Your money in Our General Account. Your money will remain in Our General Account during the Underwriting Process. Upon completion of the Underwriting Process, Your money will be moved to the Money Market Portfolio where it will remain for 15 days (or the period required in Your state plus five days). After the 15 days, We will allocate Your money to the Investment Option(s) You requested in the application. All allocation directions must be in whole percentages. If You pay additional Premiums, We will allocate them in the same way as Your first Premium unless You tell Us otherwise.

    If You change Your mind about owning a Policy, You can cancel it within 10 days after receiving it (or the period required in Your state) (Free Look Period). (If the Owner is a resident of California and is age 60 or older, the period is 30 days.) When You cancel the Policy within this time period, We will not assess a Surrender Charge and will give You back Your Premium payment less any Indebtedness.

    When Your application for the Policy is in good order, We will invest Your first Premium in the Money Market Portfolio within two days after We have completed Our underwriting. Subsequent Premiums will be allocated in accordance with the selections in Your application.

    If as a result of Our underwriting review, We do not issue You a Policy, We will return to You Your Premium, and interest, if any, required by Your state. If We do issue a Policy, on the Policy Date We will deduct the first Monthly Deduction and credit interest. The maximum first Monthly Deduction is 5.5% of Premium.

GRACE PERIOD

    Your Policy will stay in effect as long as Your Cash Surrender Value is sufficient to cover Monthly Deductions. If the Cash Surrender Value of Your Policy is not enough to cover these deductions, We will mail You a notice. You will have 61 days from the time the notice is mailed to You to send Us the required payment. This is called the Grace Period. Because this Policy has a five year no-lapse guarantee, the Policy will not terminate if the No Lapse Monthly Minimum Premiums are paid during this five year period.

ACCUMULATION UNIT VALUES

    The value of Your Policy that is invested in the Investment Option(s) will go up or down depending upon the investment performance of the Investment Option(s) You choose. In order to keep track of the value of Your Policy, We use a unit of measure We call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

    Every Business Day We determine the value of an Accumulation Unit for each of the Investment Options. The value of an Accumulation Unit for any given Business Day is determined by multiplying a factor We call the net investment factor times the value of the Accumulation Unit for the previous Business Day. We do this for each Investment Option. The net investment factor is a number that reflects the change (up or down) in an underlying Investment Option share. Our Business Days are each day that the New York Stock Exchange is open for business. Our Business Day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

    When You make a Premium payment, We credit Your Policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of Net Premium allocated to an Investment Option by the value of the Accumulation Unit for the Investment Option for the Business Day when the Premium payment is applied to Your Policy.

    We calculate the value of an Accumulation Unit for each Investment Option after the New York Stock Exchange closes each Business Day and then apply it to Your Policy.

    When We assess the Monthly Deductions, We do so by deducting Accumulation Units from Your Policy. When You have selected more than one Investment Option and/or the Fixed Account, We make the deductions pro-rata from all the Investment Options and the Fixed Account.

    When You make a surrender We determine the number of Accumulation Units to be deducted by dividing the amount of the surrender from an Investment Option by the value of an Accumulation Unit for the Investment Option. The resulting number of Accumulation Units is deducted from Your Policy. When You make a transfer from one Investment Option to another We treat the transaction by its component parts, i.e. a surrender and a purchase.

EXAMPLE:

    On Monday We receive a Premium payment from You. You have told Us You want $700 of this payment to go to the Large Cap Value Portfolio. When the New York Stock Exchange closes on that Monday, We determine that the value of an Accumulation Unit for the Large Cap Value Portfolio is $12.70. We then divide $700 by $12.70 and credit Your Policy on Monday night with 55.12 Accumulation Units for the Large Cap Value Portfolio.

RIGHT TO REFUND

    To receive the tax treatment accorded life insurance under Federal laws, insurance under the Policy must initially qualify and continue to qualify as life insurance under the Internal Revenue Code. To maintain qualification to the maximum extent permitted by law, We reserve the right to return Premiums paid which We determine will cause any coverage under the Policy to fail to qualify as life insurance under applicable tax law and any changes in applicable tax laws or will cause it to become a Modified Endowment Contract (MEC). Additionally, We reserve the right to make changes in the Policy or to make distributions to the extent We determine necessary to continue to qualify the Policy as life insurance and to comply with applicable laws. We will provide You advance written notice of any change.

    If subsequent Premiums will cause Your Policy to become a MEC We will contact You prior to applying the Premium. If You elect to have the Premium applied, We require that You acknowledge in writing that You understand the tax consequences of a MEC before We will apply the Premiums. Section 6 contains a discussion of certain tax considerations provisions including MECs.

EXCHANGE OF A POLICY FOR A BMA POLICY

    Under federal tax law a life insurance policy may be exchanged tax-free for another life insurance policy. However, a policy received in exchange for a MEC will also be treated as a MEC. Any exchange of a policy for a BMA Policy must meet Our policy exchange rules in effect at that time.

3.  INVESTMENT CHOICES

    The Policy offers 18 investment choices--a Fixed Account and 17 Investment Options. Additional Investment Options may be available in the future.

    YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROSPECTUSES MAY NOT BE AVAILABLE WITH YOUR POLICY.

    Shares of the funds are offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios are also sold directly to qualified plans. The funds do not believe that offering their shares in this manner will be disadvantageous to you.

INVESTORS MARK SERIES FUND, INC.

    Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each Investment option has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual Investment Option. The following Investment Options are available under the Policy.

    STANDISH, AYER & WOOD, INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:

       Intermediate Fixed Income Portfolio

       Mid Cap Equity Portfolio

       Money Market Portfolio

    STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Global Fixed Income Portfolio

    STEIN ROE & FARNHAM, INCORPORATED IS THE SUB-ADVISER TO THE FOLLOWING
PORTFOLIOS:

       Small Cap Equity Portfolio

       Large Cap Growth Portfolio

    DAVID L. BABSON & CO., INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Large Cap Value Portfolio

    LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Growth & Income Portfolio

    KORNITZER CAPITAL MANAGEMENT, INC. IS THE SUB-ADVISER TO THE FOLLOWING
PORTFOLIO:

        Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

    Berger Institutional Products Trust is a mutual fund with multiple portfolios. BBOI Worldwide LLC is the adviser to the Berger/BIAM
IPT--International Fund. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited ("BIAM"). The following Investment Option is available under the Policy:

       Berger/BIAM IPT--International Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following Investment Options are available under the Policy:

       VP Income & Growth
       VP Value (long-term capital growth with income as a secondary objective)

DREYFUS STOCK INDEX FUND

    The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

DREYFUS VARIABLE INVESTMENT FUND

    The Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the investment adviser. The following Investment Option is available under the Policy:

       Disciplined Stock Portfolio (seeks to outperform the total return performance of the Standard &
         Poor's 500 Composite Stock Price Index)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser. The following Investment Options are available under the Policy:

       INVESCO VIF--High Yield Portfolio

       INVESCO VIF--Industrial Income Portfolio (seeks high current income with capital appreciation as a secondary goal)

LAZARD RETIREMENT SERIES, INC.

    Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, is the investment manager for each portfolio. The following Investment Option is available under the Policy:

       Lazard Retirement Small Cap Portfolio

TRANSFERS

    You can transfer money among the Fixed Account and the Investment Options. You can make 12 free transfers each Policy Year. You can make a transfer to or from the Fixed Account and to or from any Investment Option. If You make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The transfer fee is deducted from the amount which is transferred. The following apply to any transfer:

    1. The minimum amount which You can transfer from the Fixed Account or any Investment Option is $250 or Your entire interest in the Investment Option or the Fixed Account, if the remaining balance is less than $250.

    2. The maximum amount which can be transferred from the Fixed Account is limited to 25% of the Accumulation Value in the Fixed Account. Only one transfer out of the Fixed Account is allowed each Policy Year. These requirements are waived if the transfer is pursuant to a pre-scheduled transfer.

    3. The minimum amount which must remain in any Investment Option or Fixed Account after a transfer is $250.

    4. A transfer will be effective as of the end of the Business Day when We receive an Authorized Request at the BMA Service Center.

    5. Neither Us nor Our BMA Service Center is liable for a transfer made in accordance with Your instructions.

    6. We reserve the right to restrict the number of transfers per year and to restrict transfers from being made on consecutive Business Days.

    7. Your right to make transfers is subject to modification if We determine, in Our sole opinion, that the exercise of the right by one or more Owners is, or would be, to the disadvantage of other Owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right which is considered by Us to be to the disadvantage of other Owners. A modification could be applied to transfers to or from one or more of the Investment Options and could include but not be limited to:

        a.  a requirement of a minimum time period between each transfer;

        b. not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one Owner; or

        c. limiting the dollar amount that may be transferred by an Owner at any one time.

    You may elect to make transfers by telephone. To elect this option You must do so in an Authorized Request. If there are Joint Owners, unless We are instructed to the contrary, instructions will be accepted from either one of the Joint Owners. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. If We do not, We may be liable for any losses due to unauthorized or fraudulent instructions. The BMA Service Center tape records all telephone instructions. Transfers do not change the allocation instructions for future Premiums.

DOLLAR COST AVERAGING

    The Dollar Cost Averaging Option allows You to systematically transfer a set amount each month from the Money Market Portfolio to any of the other Investment Option(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, You may be less susceptible to the impact of market fluctuations.

    The minimum amount which can be transferred each month is $250. You must have an unloaned Accumulation Value of at least $5,000. The amount required to complete Your program must be in the source account in order to participate in dollar cost averaging.

    All dollar cost averaging transfers will be made on the 15th day of the month unless that day is not a Business Day. If it is not, then the transfer will be made the next Business Day. You must participate in dollar cost averaging for at least 6 months.

    If You participate in dollar cost averaging, the transfers made under this option are not taken into account in determining any transfer fee.

ASSET REBALANCING OPTION

    Once Your money has been allocated among the Investment Options, the performance of the Accumulation Value of each option may cause Your allocation to shift. If the unloaned Accumulation Value of Your Policy is at least $5,000, You can direct Us to automatically rebalance Your Policy each quarter to return to Your original percentage allocations by selecting Our asset rebalancing option. The program will terminate if You make any transfer outside of the Investment Options You have selected under the asset rebalancing option. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless that day is not a Business Day. If it is not, then the transfer will be made the next Business Day. The Fixed Account is not part of asset rebalancing.

    If You participate in the asset rebalancing option, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

    Assume that You want the Accumulation Value split between two Investment Options. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of Your holdings because of its increase in value. If You had chosen to have Your holdings rebalanced quarterly, on the first day of the next quarter, We would sell some of Your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

ASSET ALLOCATION OPTION

    We recognize the value to certain Owners of having available, on a continuous basis, advice for the allocation of Your money among the Investment Options available under the Policy. Certain providers of these types of services have agreed to provide such services to Owners in accordance with Our administrative rules regarding such programs.

    We have made no independent investigation of these programs. We have only established that these programs are compatible with Our administrative systems and rules.

    Even though We permit the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the Investment Options, and when We become aware of such disruptive practices, We may modify the transfer provisions of the Policy.

    If You participate in an approved asset allocation program, the transfers made under the program are not taken into account in determining any transfer fee.

SUBSTITUTION

    We may be required to substitute one of the Investment Options You have selected with another Investment Option. We would not do this without the prior approval of the Securities and Exchange Commission. We will give You notice of Our intent to do this.

4. EXPENSES

    There are charges and other expenses associated with the Policy that reduce the return on Your investment in the Policy. The charges and expenses are:

PREMIUM CHARGE

    We deduct a Premium Charge for each Premium You make. We consider a portion of the Premium Charge a sales load. The sales load portion is 3.5% of Premiums paid during the first ten Policy Years and 2.0% of Premiums paid thereafter. The portion of the Surrender Charge that does not recover issue and underwriting expenses is assessed as a sales load but only if the Policy is surrendered during the first ten Policy Years. The Premium Charges are as follows:

Policy Years 1-10:....................................  5.5% of all Premiums.
Policy Years 11 and thereafter:.......................  4.0% of all Premiums.

    The Premium Charge is to cover some of Our costs incurred in selling the Policy and in issuing it, such as commissions, premium tax, DAC tax (Deferred Acquisition Costs) and administrative costs.

MONTHLY DEDUCTION

    The initial Monthly Deduction is made on the Policy Date but does not include a Risk Charge. On each Monthly Anniversary Day We make a Monthly Deduction from the Accumulation Value of Your

Policy. The Monthly Deduction will be taken on a pro-rata basis from the Investment Options and the Fixed Account, exclusive of the Loan Account. The Monthly Deduction equals:

        a. the Cost of Insurance for the Policy; plus

        b. the monthly rider charges, if any; plus

        c. the Risk Charge; plus

        d. the monthly Policy Charge

    COST OF INSURANCE. This charge compensates Us for insurance coverage provided for the month. The cost of insurance charge for a Policy month equals the appropriate current cost of insurance rate per $1,000, including any special Rate Classes, times the net amount at risk. The net amount at risk is different for the Level Death Benefit Option and the Adjustable Death Benefit Option. Part II contains a more detailed description of the net amount at risk.

    The monthly cost of insurance rate, per $1,000 of net amount at risk, is based on the Specified Amount, issue age, and Rate Class of the Primary Insured and the Policy Year. The maximum monthly cost of insurance rate ranges from
0.08420 to 83.33333 per $1,000. The table below shows the largest maximum monthly cost of insurance rate for all of the ages in the range. The maximum rate for most ages in the range will be smaller.

               MAXIMUM MONTHLY COST OF INSURANCE RATES PER $1,000

                                          Male                     Female
                                ------------------------  ------------------------
Attained Age                    Non- Tobacco   Tobacco    Non- Tobacco   Tobacco
------------------------------  ------------  ----------  ------------  ----------
20-29.........................      0.14010      0.19437      0.10005      0.12341
30-39.........................      0.17850      0.30049      0.16097      0.22778
40-49.........................      0.37912      0.73630      0.32558      0.50808
50-59.........................      0.96089      1.79681      0.66576      0.99290
60-69.........................      2.65338      4.29327      1.63207      2.19463
70-80.........................      8.16248     10.74533      5.59571      6.58858
81-99.........................     83.33333     83.33333     83.33333     83.33333

    Generally, We use a cost of insurance rate that is less than the maximum rate. The table below compares the maximum cost of insurance rate to the rate that is currently being used during the first Policy Year. The rates below are based on the preferred non-tobacco Rate Class and a $150,000 Specified Amount.

                   MONTHLY COST OF INSURANCE RATE COMPARISON

                                                                        COST OF INSURANCE RATE
                                                              ISSUE     ----------------------
SEX                                                            AGE       CURRENT     MAXIMUM
---------------------------------------------------------     -----     ---------  -----------
Male.....................................................          45     0.26313     0.27708
Female...................................................          50     0.31223     0.34983
Male.....................................................          55     0.47878     0.65401

    Monthly cost of insurance rates will be determined by Us based on the expectations as to future experience. We may charge less than the maximum cost of insurance rates as shown in the Table of Cost of Insurance Rates contained in Your Policy. Any change in the cost of insurance rates will apply to all

Primary Insureds of the same Age, sex, Rate Class and Policy Year. The cost of insurance rates are greater for insureds in special Rate Classes.

    MONTHLY RIDER CHARGES. We charge separately for any riders attached to the Policy. We deduct the cost of the riders for a Policy Month as part of the Monthly Deduction on each Monthly Anniversary Day.

    RISK CHARGE. We assess a Risk Charge which is deducted as part of the Monthly Deduction. The Risk Charge is calculated as follows:

Per Policy Month for Policy
  Years 1-10:.......................  .80%, on an annual basis, of the
                                      Accumulation Value in the Separate
                                      Account.

Per Policy Month for Policy
  Years 11 and later:...............  .40%, on an annual basis, of the
                                      Accumulation Value in the Separate
                                      Account.

    The Risk Charge compensates Us for some of the mortality risks We assume, and the risk that We will experience costs above that for which We are compensated. It also compensates Us for some of the administrative costs in administering the Policy. We expect to profit from the charge.

    POLICY CHARGE. We assess a Policy Charge which is deducted each Monthly Anniversary Day. The Policy Charge is:

Per Policy Month for Policy
  Year 1:...........................  $25

Per Policy Month for Policy
  Years 2 and later:................  Currently, $5. This charge is not guaranteed and may be increased but
                                      it will not exceed $10.

    The Policy Charge compensates Us for some of the administrative costs of the Policy and the Separate Account.

    WAIVER OF MONTHLY DEDUCTION. You can elect to have a Waiver of Monthly Deduction Rider added to Your Policy. This rider provides for all monthly deductions, excluding the Risk Charge, to be waived during the Primary Insured's total disability beginning before age 60 and continuing 6 months or more. Any Monthly Deductions, excluding the Risk Charge, made during the first 6 months will be credited back to the Accumulation Value and subsequent monthly deductions, excluding the Risk Charge, are waived as long as total disability continues.

    You should consult the rider for the terms and conditions. The rider is available as an alternative to the Waiver of Planned Premiums. You can select either the Waiver of Monthly Deduction Rider or the Waiver of Planned Premium Rider but not both. The rider is not available if the Policy is issued with the Guaranteed Minimum Death Benefit.

SURRENDER CHARGE

    If the Policy is surrendered before the 10th Policy Anniversary or within 10 years following the effective date of any increase in Specified Amount, a Surrender Charge may be deducted. The amount of the Surrender Charge depends upon Your Specified Amount, the year of surrender, issue Age, sex and

Rate Class. The Surrender Charge specific to Your Policy is shown on Your Policy Schedule. The maximum Surrender Charge that will be assessed ranges from $5.40 to $44.56 per $1,000 of Specified Amount. The table below shows the maximum Surrender Charge per $1,000 for all of the ages in the range. The maximum Surrender Charge for some ages in the range will be smaller.

                  MAXIMUM INITIAL SURRENDER CHARGES PER $1,000

                                          Male                     Female
                                ------------------------  ------------------------
Issue Age                       Non- Tobacco   Tobacco    Non- Tobacco   Tobacco
------------------------------  ------------  ----------  ------------  ----------
20-29.........................   $  8.10      $  9.18      $  7.20      $  8.10
30-39.........................     12.43        14.78        10.92        12.43
40-49.........................     19.32        23.87        16.28        18.91
50-59.........................     29.52        35.07        23.52        28.11
60-69.........................     41.64        44.56        32.49        38.00
70-80.........................     49.94        42.29        35.97        39.41

    The charge is not affected by special Rate Classes nor by the addition of riders. After the fourth Policy Year, or after four years following the effective date of an increase, the Surrender Charge between Policy Years will be pro-rated monthly. When there is a partial surrender of Cash Surrender Value, a pro-rata portion of the Surrender Charge is assessed for any amount that the Specified Amount is reduced. The pro-rata Surrender Charge is calculated in the same manner as for a requested decrease.

    The Surrender Charge and the pro-rata Surrender Charge compensates Us for the costs associated with selling the Policy and for issue and underwriting expenses.

PARTIAL SURRENDER FEE

    When there is a partial surrender of the Cash Surrender Value, in addition to any Surrender Charge that may be assessed, We will charge a Partial Surrender Fee of $25. This charge compensates Us for administrative expenses associated with a surrender.

WAIVER OF SURRENDER CHARGES

    After the first Policy Anniversary, the Surrender Charge may be waived in the following circumstances:

    FREE PARTIAL SURRENDER AMOUNT. Once each Policy Year, on a non-cumulative basis, You may make a free partial surrender up to 10% of the unloaned Accumulation Value without the imposition of the Partial Surrender Fee or the Surrender Charge. If the Policy is later totally surrendered for its Cash Surrender Value, then the pro-rata Surrender Charges for each free partial surrender will be assessed at the time of surrender.

    CONFINEMENT. The Surrender Charge will not apply if: (1) You are confined in a long term care facility, skilled or intermediate nursing facility or hospital; (2) You have been so confined for at least 90 consecutive days; (3) a physician certifies that confinement is required because of sickness or injury; and (4) You were not so confined on the Policy Date. Proof of confinement will be required in a form satisfactory to Us.

    TOTAL DISABILITY. The Surrender Charge will not apply if: (1) You are totally disabled; (2) You have been so disabled for at least 90 days; (3) a physician certifies that You are totally disabled; and (4) You were not so disabled on the Policy Date. Proof of disability will be required in a form satisfactory to Us.

    INVOLUNTARY UNEMPLOYMENT. The Surrender Charge will not apply if: (1) You were employed on a "full time" basis (working at least 17 hours per week) on the Policy Date; (2) Your employment was terminated by Your employer; (3) You remain unemployed for at least 90 days; and (4) You certify in writing at the time You make Your surrender request that You are still unemployed.

    DIVORCE. The Surrender Charge will not apply if: (1) You were married on the Policy Date; (2) subsequent to the Policy Date a divorce proceeding is filed; and (3) You certify in writing at the time You make Your surrender request that You are now divorced.

    We will not assess pro-rata Surrender Charges for earlier free partial withdrawals if You make a total surrender due to confinement, total disability, involuntary unemployment or divorce.

    Not all options may be available in all states.

REDUCTION OR ELIMINATION OF THE SURRENDER CHARGE

    We may reduce or eliminate the amount of the Surrender Charge when the Policy is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the Policy or a prospective purchaser already had a relationship with Us. We will not deduct a Surrender Charge under a Policy issued to an officer, director or employee of BMA or any of its affiliates.

TRANSFER FEE

    You can make 12 free transfers every Policy Year. If You make more than 12 transfers a year, We will deduct a transfer fee of $25. If We do assess a transfer fee, it will be deducted from the amount transferred.

    If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or Asset Allocation Option, it will not count in determining the transfer fee.

TAXES

    We may assess a charge against the Policy for any taxes attributable to the Separate Account. We do not expect to incur any such taxes.

INVESTMENT OPTION EXPENSES

    There are deductions from and expenses paid out of the assets of the various Investment Options, which are summarized below. See the fund prospectuses for more information.

                           INVESTMENT OPTION EXPENSES

     (as a percentage of the average daily net assets of an Investment Option)

                                                                                                       TOTAL ANNUAL
                                                                                      OTHER EXPENSES     PORTFOLIO
                                                                                          (AFTER      EXPENSES (AFTER
                                                                                      REIMBURSEMENT    REIMBURSEMENT
                                                             MANAGEMENT      12b-1     FOR CERTAIN      FOR CERTAIN
                                                                FEES         FEES      PORTFOLIOS)      PORTFOLIOS)
                                                            -------------  ---------  --------------  ---------------
INVESTORS MARK SERIES FUND, INC.(1)
  Intermediate Fixed Income Portfolio.....................         .60%       --              .20%            .80%
  Mid Cap Equity Portfolio................................         .80%       --              .10%            .90%
  Money Market Portfolio..................................         .40%       --              .10%            .50%
  Global Fixed Income Portfolio...........................         .75%       --              .25%           1.00%
  Small Cap Equity Portfolio..............................         .95%       --              .10%           1.05%

                                                                                                       TOTAL ANNUAL
                                                                                      OTHER EXPENSES     PORTFOLIO
                                                                                          (AFTER      EXPENSES (AFTER
                                                                                      REIMBURSEMENT    REIMBURSEMENT
                                                             MANAGEMENT      12b-1     FOR CERTAIN      FOR CERTAIN
                                                                FEES         FEES      PORTFOLIOS)      PORTFOLIOS)
                                                            -------------  ---------  --------------  ---------------
  Large Cap Growth Portfolio..............................         .80%       --              .10%            .90%
  Large Cap Value Portfolio...............................         .80%       --              .10%            .90%
  Growth & Income Portfolio...............................         .80%       --              .10%            .90%
  Balanced Portfolio......................................         .80%       --              .10%            .90%

BERGER INSTITUTIONAL PRODUCTS TRUST(2)
  Berger/BIAM IPT--International Fund.....................         .00%       --             1.20%           1.20%

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
  VP Value................................................        1.00%       --              .00%           1.00%
  VP Income & Growth......................................         .70%       --              .00%            .70%

DREYFUS STOCK INDEX FUND..................................         .25%       --              .03%            .28%

DREYFUS VARIABLE INVESTMENT FUND
  Disciplined Stock Portfolio.............................         .75%       --              .27%           1.02%

INVESCO VARIABLE INVESTMENT FUNDS, INC.
  INVESCO VIF--High Yield Portfolio(3)....................         .60%       --              .27%            .87%
  INVESCO VIF--Industrial Income Portfolio(3).............         .75%       --              .20%            .95%

LAZARD RETIREMENT SERIES, INC.
  Lazard Retirement Small Cap Portfolio(4)................         .75%         .25%          .50%           1.50%

------------------------

     1. Investors Mark Advisors, LLC has voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. for the first year of operations so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses are estimated to be: 1.15% for the Money Market Portfolio; 2.04% for the Intermediate Fixed Income Portfolio; 2.04% for the Global Fixed Income Portfolio; 1.10% for the Mid Cap Growth Portfolio; 1.10% for the Balanced and Growth & Income Portfolios; 1.25% for the Small Cap Equity Portfolio; and 1.02% for the Large Cap Growth and Large Cap Value Portfolios.

     2. BBOI Worldwide LLC has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Berger/BIAM IPT--International Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the investment advisory fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.20% of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the Management Fee for the Fund would have been .90%, its Other Expenses would have been 2.93%, and its Total Annual Portfolio Expenses would have been 3.83%.

     3. Certain expenses are being absorbed voluntarily by the investment adviser. In the absence of such voluntary expense limitation, the Other Expenses and Total Operating Expenses for the fiscal period ended December 31, 1997 would have been .34% and .94% for the INVESCO VIF--High Yield Portfolio and .22% and
 .97% for the INVESCO VIF--Industrial Income Portfolio. With respect to the INVESCO VIF--Industrial Income Portfolio and the INVESCO VIF--High Yield Portfolio, certain fund expenses are absorbed voluntarily by INVESCO Funds Group, Inc. (IFG) pursuant to a commitment to limit the

INVESCO VIF--Industrial Income Portfolio's annual expenses to no more than .90% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.15% of the Fund's average net assets effective July 6, 1998 and to limit the INVESCO VIF--High Yield Portfolio's annual expenses to no more than .80% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.05% of the Fund's average net assets effective July 6, 1998. The Fund reimburses IFG for its costs in providing, or assuring that participating insurance companies provide, certain services in an amount up to $10,000 per year (base fee), plus .015% of the net assets of the Fund, plus, effective July 6, 1998, an additional .25% of gross new assets (new sales of shares, exchanges into the Fund and reinvestment of dividends and capital gains distributions) of the Fund (incremental fees). IFG may pay all or a portion of the base fee and the incremental fees to other companies that assist in providing the services. If the additional 0.25% administrative services fee had been charged during the fiscal year ended December 31, 1997, the Fund estimates that "Other Expenses" and "Total Operating Expenses" would have been .59% and 1.19%, respectively for the INVESCO VIF--High Yield Portfolio and .47% and 1.22%, respectively for the INVESCO VIF--Industrial Income Portfolio.

    It should be noted that the Portfolio's actual expenses were lower than the figures shown because the Portfolio's custodian fees and pricing expenses were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offsetting arrangements, the figures shown above do not reflect these reductions.

     4. The Investment Manager has agreed to voluntarily reimburse expenses to the extent total Fund expenses exceed, on an annual basis, 1.50% of the Fund's average net assets. The Investment Manager has advised BMA that it will continue its voluntary expense reimbursement arrangement through May 1, 1999. Fees and expenses for the Lazard Retirement Small Cap Portfolio are based on estimates for the current fiscal year. Absent such arrangement, the expenses for the Lazard Retirement Small Cap Portfolio for the current fiscal year are estimated to be 13.19%

5. DEATH BENEFIT

    The primary purpose of the Policy is to provide Death Benefit protection on the life of the Primary Insured. While the Policy is in force, if the Primary Insured dies, the Beneficiary(ies) will receive the Death Proceeds. The Death Proceeds equal the Death Benefit under the Policy less any Indebtedness.

    The amount of the Death Benefit depends upon the Specified Amount and Your Policy's Accumulation Value on the date of the Primary Insured's death, and the Death Benefit Option in effect at the time of death.

    The Policy provides two Death Benefit options: a Level Death Benefit and an Adjustable Death Benefit. So long as the Policy remains in force, the Death Benefit under either option will never be less than the Specified Amount.

    LEVEL DEATH BENEFIT OPTION. The amount of the Death Benefit under the Level Death Benefit Option is the greater of:

    1.  the Specified Amount on the date of death; or

    2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

    ADJUSTABLE DEATH BENEFIT OPTION. The amount of the Death Benefit under the Adjustable Death Benefit Option is the greater of:

    1. the Specified Amount on the date of death plus the Accumulation Value on the date of death; or

    2. the Accumulation Value on the date of death multiplied by the applicable factor from the Table of Minimum Death Benefit Corridor Percentages shown below.

    The applicable percentage is a percentage that is based on the attained Age of the Primary Insured at the beginning of the Policy Year and is equal to the following:

ATTAINED    CORRIDOR     ATTAINED     CORRIDOR
   AGE     PERCENTAGE       AGE      PERCENTAGE
---------  -----------  -----------  -----------
  0-40        250%          60          130%
   41         243%          61          128%
   42         236%          62          126%
   43         229%          63          124%
   44         222%          64          122%
   45         215%          65          120%
   46         209%          66          119%
   47         203%          67          118%
   48         197%          68          117%
   49         191%          69          116%
   50         185%          70          115%
   51         178%          71          113%
   52         171%          72          111%
   53         164%          73          109%
   54         157%          74          107%
   55         150%         75-90        105%
   56         146%          91          104%
   57         142%          92          103%
   58         138%          93          102%
   59         134%          94          101%
                          95-100        100%

CHANGE IN DEATH BENEFIT OPTION

    You may change the Death Benefit option after the Policy has been in force for at least one year, subject to the following:

    1.  You must submit an Authorized Request;

    2. once the Death Benefit option has been changed, it cannot be changed again for one year from the date of the change;

    3. if the Level Death Benefit Option is to be changed to the Adjustable Death Benefit Option, You must submit proof satisfactory to Us that the Primary Insured is still insurable;

    4. if the Level Death Benefit Option is changed to the Adjustable Death Benefit Option the resulting Specified Amount can never be less than 50% of the Minimum Specified Amount. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value on the date of change. This decrease will not result in any decrease in Premiums or Surrender Charges; and

    5. if the Adjustable Death Benefit Option is changed to the Level Death Benefit Option, the Specified Amount will be increased by an amount equal to the Accumulation Value on the date of the change. This increase will not result in any increase in Premiums or Surrender Charges.

    Any change in a Death Benefit option will take effect on the Monthly Anniversary Date on or following the date We approve the request for the change.

CHANGE IN SPECIFIED AMOUNT

    You may change the Specified Amount of the Policy effective on any Monthly Anniversary Day after the Policy has been in force at least one year, subject to the following requirements. Once the Specified Amount has been changed, it cannot be changed again for one year from the date of a change.

    SPECIFIED AMOUNT INCREASE.  To increase the Specified Amount You must:

    1.  submit an application for the increase;

    2. submit proof satisfactory to Us that the Primary Insured is an insurable risk; and

    3.  pay any additional Premium which is required.

    The Specified Amount can only be increased before the Primary Insured reaches Age 80. A Specified Amount increase will take effect on the Monthly Anniversary Day on or following the day We approve the application for the increase. The Specified Amount increase must be for at least $10,000. Each increase will have its own Surrender Charge based on the increased issue Age, sex and Rate Class. The Rate Class that applies to any Specified Amount increase may be different from the Rate Class that applies to the Initial Specified Amount. Each increase will have its own cost of insurance rate.

    The following changes will be made to reflect the increase:

    1.  the No-Lapse Monthly Minimum Premium will be increased;

    2. an additional Surrender Charge for the increase in Specified Amount will apply.

    We will furnish You with documentation showing You any change in Rate Class for the Specified Amount increase, the amount of the increase and the additional Surrender Charges.

    SPECIFIED AMOUNT DECREASE. You must request by Authorized Request any decrease in the Specified Amount. The decrease will take effect on the later of:

    1. the Monthly Anniversary Day on or following the day We receive Your request for the decrease; or

    2. the Monthly Anniversary Day one year after the last change in Specified Amount was made.

    A Specified Amount decrease will be used to reduce any previous increases to the Specified Amount which are then in effect starting with the latest increase and continuing in the reverse order in which the increases were made. If any portion of the decrease is left over after all Specified Amount increases have been reduced to zero, it will be used to reduce the Initial Specified Amount. We will not permit a Specified Amount decrease that would reduce the Specified Amount below the Minimum Specified Amount. The applicable Surrender Charge for the amount of decrease will be deducted from the Accumulation Value.

    The No-Lapse Monthly Minimum Premium will be reduced to reflect the Specified Amount decrease.

GUARANTEED MINIMUM DEATH BENEFIT

    You can elect to have a Guaranteed Minimum Death Benefit Rider added to Your Policy. This rider guarantees that the Death Benefit under Your Policy will never be less than the Specified Amount during the Guaranteed Minimum Death Benefit (GMDB) period provided that the GMDB payment requirement has been met.

    The GMDB Period is determined for each issue Age in accordance with the following:

ISSUE AGE                                                     GMDB PERIOD
-----------------------------------------------------------  -------------
20-35......................................................    25 years
36-50......................................................    to age 60
51-55......................................................    10 years
56-59......................................................    to age 65

    There is no separate charge for this rider but in order to have the GMDB provided by the rider You must pay a certain level of Premiums each month which is greater than the No-Lapse Monthly Minimum Premium. The GMDB payment requirement is that the sum of all premiums paid less any partial surrenders and less any Indebtedness are at least as large as the sum of the GMDB monthly Premiums since the Policy Date. The payment requirement for the GMDB rider must be met on each Monthly Anniversary Day even though Premiums do not need to be paid monthly. The GMDB Monthly Premium is determined by the Primary Insured's issue Age, sex and Rate Class and includes all rider costs. Ask Your registered representative for the particulars to Your own situation.

ACCELERATED DEATH BENEFIT

    If the Primary Insured is terminally ill, under the Accelerated Death Benefit rider, We will pre-pay a portion of the Death Benefit. You may elect to have an Accelerated Death Benefit. You can only elect this benefit one time, regardless of the amount You selected. No premium is charged for this rider.

    You can choose an amount between 10% and 50% of the Specified Amount. The maximum benefit amount is the greater of $250,000 and 10% of the Specified Amount. The remaining amount of the Specified Amount in Your Policy must be at least equal to 50% of the Minimum Specified Amount.

    Benefits as specified under the Policy will be reduced upon receipt of an Accelerated Death Benefit amount. Receipt of an Accelerated Death Benefit amount may be taxable. You should contact Your personal tax or financial adviser for specific information.

    After an Accelerated Death Benefit payment is made, the Policy will remain in force and reduced Premiums will be payable. The Policy's Specified Amount, Accumulation Value and Surrender Charge will be reduced by the percentage of the requested portion of the available amount as specified in the rider. Any outstanding Loan will be reduced by the portion of the Loan and repaid by the same percentage as the Accelerated Death Benefit percentage as described in the rider.

    The receipt of an Accelerated Death Benefit amount may adversely affect the recipient's eligibility for Medicaid or other government benefits or entitlements.

    The amount available will be reduced by an interest charge and any repayment of Indebtedness. The interest charge is based on the same interest charge that is used to determine loans.

6. TAXES

    NOTE: BMA HAS PREPARED THE FOLLOWING INFORMATION ON FEDERAL INCOME TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. BMA HAS INCLUDED IN PART II AN ADDITIONAL DISCUSSION REGARDING TAXES.

LIFE INSURANCE IN GENERAL

    Life insurance, such as this Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

    Simply stated, these rules provide that You will not be taxed on the earnings on the money held in Your life insurance policy until You take the money out. Beneficiaries generally are not taxed when they receive the Death Proceeds upon the death of the Primary Insured.

TAKING MONEY OUT OF YOUR POLICY

    You, as the Owner, will not be taxed on increases in the value of Your Policy until a distribution occurs either as a surrender or as a loan. If Your Policy is a MEC any loans or withdrawals from the Policy will be treated as first coming from earnings and then from Your investment in the Policy. Consequently, these earnings are included in taxable income.

    The Internal Revenue Code also provides that any amount received from a MEC which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer.

    If Your Policy is not a MEC, any surrender proceeds will be treated as first a recovery of the investment in the Policy and to that extent will not be included in taxable income. Furthermore any loan will be treated as indebtedness under the Policy and not as a taxable distribution. See Federal Tax Status in
Part II for more details.

DIVERSIFICATION

    The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. We believe that the Investment Options are being managed so as to comply with such requirements.

    Under current Federal tax law, it is unclear as to the circumstances under which You, because of the degree of control You exercise over the underlying investments, and not Us would be considered the Owner of the shares of the Investment Options. If You are considered the Owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent Owners are permitted to select Investment Options, to make transfers among the Investment Options or the number and type of Investment Options Owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that You, as the Owner of the Policy, could be treated as the Owner of the investment portfolios. Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

7. ACCESS TO YOUR MONEY

LOANS

    We will loan You money while the Policy is in force and not in a Grace Period, with the Policy as the sole security. We will advance a loan amount not to exceed the loan value. The loan must be secured by proper assignment of the Policy. We may defer granting loans but not for more than six months.

    The Accumulation Value securing the loan is transferred to the Loan Account on a pro-rata basis. The amount transferred from each Investment Option and the Fixed Account will equal the ratio of the value each bears to the total unloaned Accumulation Value. If You desire other than the above, You may specify the specific Investment Option from which the transfer is to be made.

    Any Indebtedness will be deducted from any amount payable under the Policy.

    No new loan may be taken which, in combination with existing loans and accrued interest, is greater than the Loan Value.

    EFFECT OF A LOAN. A Policy loan will result in Accumulation Value being transferred from the Investment Options or the Fixed Account to the Loan Account. A Policy Loan, whether or not unpaid, will have a permanent effect on the death benefits and Policy values, because the amount of the Policy Loan transferred to the Loan Account will not share in the investment results of the Investment Options while the Policy Loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Investment Options and/or the Fixed Account, the values and benefits under the Policy will be reduced (and the Policy may even lapse) as a result of the Policy Loan. Furthermore, if not repaid, the Policy Loan will reduce the amount of Death Benefit and Cash Surrender Value.

    LOAN VALUE. The loan value is equal to 90% of the Accumulation Value as of the date the Authorized Request for the loan is received at the BMA Service Center less: (a) an amount equal to the Surrender Charge, if any, that applies if the Policy is surrendered in full; (b) any existing Indebtedness; (c) interest on all Indebtedness on the Policy to the next Policy Anniversary; and
(d) prior to the ninth Policy Month, an amount equal to the balance of the Monthly Deductions for the first Policy Year; or (e) on or after the ninth Policy Month, an amount equal to the sum of the next three Monthly Deductions.

    LOAN INTEREST (CHARGED). Interest is payable in advance on the first interest payment due date and on each Policy Anniversary that follows at the loan interest rate which is shown on Your Policy Schedule. The interest rate applies to the unpaid balance of the loan. The first interest payment is due on the date of the loan.

    If loan interest is not paid, the difference between the value of the Loan Account and the Indebtedness will be transferred from the Investment Options and the Fixed Account on a pro-rata basis to the Loan Account.

    INTEREST CREDITED. The Accumulation Value in the Loan Account will earn interest at a rate not less than 4%. For Policy Years 11 and after, the Accumulation Value in the Loan Account will earn interest at the Loan Interest Rate.

    LOAN REPAYMENT. Loans may be repaid at any time while the Policy is in force. There is no minimum loan repayment amount. The amount equivalent to a loan repayment will be deducted from the Loan Account and allocated to the originating Investment Options and the Fixed Account in the same percentage as was used for the transfers to the Loan Account.

    AMOUNTS RECEIVED BY US WILL BE APPLIED AS PREMIUMS UNLESS WE ARE OTHERWISE INSTRUCTED TO APPLY SUCH AMOUNTS AS REPAYMENT OF THE LOAN.

    TERMINATION FOR MAXIMUM INDEBTEDNESS. The Policy will terminate when Indebtedness equals or exceeds the Accumulation Value less the Surrender Charge, if any, that applies if the Policy is surrendered in full. Termination will be effective 61 days after We send notice of the termination to Your last known address and the last known address of any assignee of record. A termination of the Policy may have Federal income tax consequences. (See Part II--Federal Tax Status--Tax Treatment of Loans and Surrenders).

SURRENDERS

    TOTAL SURRENDER. You may terminate the Policy at any time by submitting an Authorized Request to the BMA Service Center. We will pay the Cash Surrender Value to You as of the Business Day the Authorized Request is received in good order and Our liability under the Policy will cease. A Surrender Charge may be assessed.

    PARTIAL SURRENDER. After the first Policy Year, You may surrender a part of the Cash Surrender Value by submitting an Authorized Request to the BMA Service Center. All partial surrenders are subject to the following:

    1.  a partial surrender must be for at least $250.

    2. unless You specify otherwise, the partial surrender will be deducted on a pro-rata basis from the Fixed Account and the Investment Options; the Surrender Charge and the Partial Surrender Charge are also deducted from the Accumulation Value; You may specify if a different allocation method is to be used; however the proportion to be taken from the Fixed Account may never be greater than the Fixed Account's proportion of the total unloaned Accumulation Value.

    3.  You cannot replace the surrendered Cash Surrender Value.

    4. upon a partial surrender, the Specified Amount may be reduced if the Level Death Benefit Option is in effect. The Specified Amount will not be reduced if the Adjustable Death Benefit Option is in effect. The Specified Amount will be reduced by the amount of the partial surrender if the Policy is not in corridor. (A Policy is in corridor if the Accumulation Value exceeds certain specified percentages as set forth in the Internal Revenue Code.)

    5. a partial surrender is allowed twice each Policy Year and will be limited to such amounts so that the partial surrender will not reduce the Specified Amount below the Minimum Specified Amount, or reduce the remaining Cash Surrender Value below $500.

    6. a pro-rata portion of the Surrender Charge is assessed for any amount by which the Specified Amount is reduced. A Partial Surrender Fee also applies.

8. OTHER INFORMATION

BMA

    Business Men's Assurance Company of America ("BMA" or the "Company"), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed to do business in the District of Columbia, Puerto Rico and all states except New York. BMA operates as a reinsurer in the state of New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

YEAR 2000

    Some of BMA's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

    BMA has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. BMA currently expects the project to be substantially complete by late 1998 which is prior to any anticipated impact on its operating systems. Based on this plan, BMA does not believe that the costs to complete such system modifications or replacement will be material to BMA.

THE SEPARATE ACCOUNT

    We have established a separate account, BMA Variable Life Account A (Separate Account), to hold the assets that underlie the Policies.

    The assets of the Separate Account are being held in Our name on behalf of the Separate Account and legally belong to Us. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business We may conduct. All the income, gains and losses (realized and unrealized) resulting from those assets are credited to or charged against the Policies and not against any other Policies We may issue.

DISTRIBUTORS

    Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108 and Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032 act as the co-distributors of the Policies. Jones & Babson, Inc. and Conseco Equity Sales, Inc. will each distribute the Policy in different markets through their own distribution systems. Jones & Babson, Inc. was organized under the laws of the state of Missouri on February 23, 1959. Conseco Equity Sales, Inc. was organized under the laws of the state of Texas on July 12, 1965. Jones & Babson, Inc., and Conseco Equity Sales, Inc. are both members of the National Association of Securities Dealers, Inc. Jones & Babson, Inc. is a wholly owned subsidiary of BMA. Conseco Equity Sales, Inc. is not affiliated with BMA.

    The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for BMA, are also National Association of Securities Dealers (NASD) registered representatives. These persons will receive compensation for this sale.

ADMINISTRATION

    We have hired NAVISYS (formerly GENELCO, Incorporated), 9735 Landmark Parkway Drive, St. Louis, Missouri to perform certain administrative services regarding the Policies. The administrative services include issuance of the Policy and maintenance of Policy records. Claims are handled jointly between BMA and NAVISYS.

SUSPENSION OF PAYMENTS OR TRANSFERS

    We may be required to suspend or postpone any payments or transfers for any period when:

    1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

    2.  trading on the New York Stock Exchange is restricted;

    3. an emergency exists as a result of which disposal of shares of the Investment Options is not reasonably practicable or BMA cannot reasonably value the shares of the Investment Options;

    4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

    We may defer the portion of any transfer, amount payable or surrender, or Policy Loan from the Fixed Account for not more than six months.

OWNERSHIP

    OWNER. You, as the Owner of the Policy, have all of the rights under the Policy. If You die while the Policy is still in force and the Primary Insured is living, ownership passes to a successor Owner or if none, then Your estate becomes the Owner.

    JOINT OWNER. The Policy can be owned by Joint Owners. Authorization of both Joint Owners is required for all Policy changes except for telephone transfers.

    BENEFICIARY. The Beneficiary is the person(s) or entity You name to receive any Death Proceeds. The Beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable Beneficiary has been named, You can change the Beneficiary at any time before the insured dies. If there is an irrevocable Beneficiary, all Policy changes except Premium allocations and transfers require the consent of the Beneficiary.

    ASSIGNMENT.  You can assign the Policy.

                                    PART II

                    EXECUTIVE OFFICERS AND DIRECTORS OF BMA

    The directors and executive officers of BMA and their business experience for the past five years are as follows:

NAME AND PRINCIPAL                                       POSITIONS AND OFFICES WITH DEPOSITOR AND
BUSINESS ADDRESS *                                     BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS
---------------------------------------  ------------------------------------------------------------------------
Giorgio Balzer                           Director, Chairman of the Board and Chief Executive Officer of BMA; U.S.
                                         Representative--Generali--US Branch.

Robert Thomas Rakich                     Director, President and Chief Operating Officer of BMA from 1995 to present; President and Chief Executive Officer, Laurentian Capital
                                         Corp., 1988 to October, 1995.

Dennis Keith Cisler                      Senior Vice President--Information Systems of BMA from 1991--present.

David Lee Higley                         Senior Vice President and Chief Financial Officer of BMA from
                                         1989--present.

Stephen Stanley Soden                    Senior Vice President--Financial Group from 1994 to present; President &
                                         Executive Vice President from 1985 to 1996, BMA Financial Services, Inc.

Michael Kent Deardorff                   Vice President--BMA Financial Group Marketing from 1996-- present; Vice
                                         President Annuity from 1994 to 1996; Vice President--Advance Markets from 1990 to 1994.

James Evan Kilmer                        Vice President of BMA--Taxes.

Edward Scott Ritter                      Senior Vice President--Corporate Development of BMA from 1998 to present; Vice President from 1990 to 1998.

David Allen Gates                        Vice President and General Counsel of BMA from 1998 to present;
                                         Regulatory Affairs Vice President from 1991 to 1998.

Martin Jefferson Fuller                  Senior Vice President--Insurance Distribution of BMA from 1996 to present; Vice President--Sales Employee Benefits Division from 1993 to
                                         1996.

Robert Noel Sawyer                       Director since 1997, Senior Vice President and Chief Investment Officer
                                         of BMA from 1990 to present.

Vernon Wirt Voorhees II                  Director since 1995, Senior Vice President--Corporate Services and
                                         Secretary of BMA 1990 to present; Senior Vice President-- Finance
                                         1983-1990.

NAME AND PRINCIPAL                                       POSITIONS AND OFFICES WITH DEPOSITOR AND
BUSINESS ADDRESS *                                     BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS
---------------------------------------  ------------------------------------------------------------------------
Margaret Mary Heidkamp                   Vice President--Operations, Variable and Accumulation Products of BMA
                                         from 1998 to present; Vice President, Management Services from 1986 to
                                         1998.

Jay Brian Kinnamon                       Vice President and Corporate Actuary of BMA from 1991 to present.

Susan Annette Sweeney                    Vice President--Treasurer & Controller of BMA from 1995 to present;
                                         Chief Financial Officer--Dean Machinery 1995; Manager of
                                         Finance--Jackson County, Missouri from 1991 to 1995.

Gerald Wayne Selig                       Vice President and Actuary--Accumulation Products of BMA from 1998 to present; Actuary--Accumulation Products from 1996 to 1998;
                                         Actuary--Qualified Plan Services from 1989 to 1996.

Thomas Morton Bloch                      Director of BMA since 1993; Teacher, St. Francis Xavier School from
                                         August 1995 to present; President and Chief Executive Officer--H & R
                                         Block, Inc. until 1995.

Gianguido Castagno                       Director of BMA since 1990; Vice President--Head of Valuations
                                         Department--Assicurazioni Generali, S.p.A., Trieste, Italy; Vice
                                         President--Head of Corporate Operations Control Department to December
                                         1997--Assicurazioni Generali.

William Thomas Grant II                  Director of BMA since 1990; President and Chief Executive Officer,
                                         Chairman of the Board--LabOne, from 1997 to present; Chairman and Chief
                                         Executive Officer Seafield Capital Corporation from 1993 to 1997.

Donald Joyce Hall, Jr.                   Director of BMA since 1990; Hallmark Vice President-- Creative--Hallmark
                                         Cards, Inc.; Hallmark Vice President-- Product Development--Hallmark;
                                         Hallmark Vice President-- Creative--Hallmark; General
                                         Manager--Keepsakes--Hallmark; Executive Assistant to Executive Vice
                                         President--Hallmark; Director, Specialty Store Development--Hallmark.

Allan Drue Jennings                      Director of BMA since 1990; Chairman of the Board, President and Chief
                                         Executive Officer--Kansas City Power & Light Company.

David Woods Kemper                       Director of BMA since 1991; Chairman of the Board, President and Chief
                                         Executive Officer--Commerce Bancshares, Inc.

Giorgio Liveris                          Director of BMA since 1992; Head of Life Branch-- Assicurazioni
                                         Generali, S.p.A., Trieste, Italy.

John Kessander Lundberg                  Director of BMA since 1990; Retired.

NAME AND PRINCIPAL                                       POSITIONS AND OFFICES WITH DEPOSITOR AND
BUSINESS ADDRESS *                                     BUSINESS EXPERIENCE FOR THE PAST FIVE YEARS
---------------------------------------  ------------------------------------------------------------------------
John Pierre Mascotte                     Director of BMA since 1990; President and Chief Executive Officer--Blue
                                         Cross Blue Shield of Kansas City, Chairman-- Johnson & Higgins of
                                         Missouri, Inc.; Chairman and Chief Executive Officer--The Continental
                                         Corporation.

Giovanni Perissinotto                    Director of BMA since 1990; Manager of the Accounting and Investment
                                         Department--Assicurazioni Generali, S.p.A., Trieste, Italy; General
                                         Manager--Assicurazioni Generali--1997; Deputy General Manager,
                                         Assicurazioni Generali--1996; Manager of the Accounting and Investment
                                         Department--Assicurazioni Generali--1995; Joint Manager of the
                                         Accounting and Investment Department--Assicurazioni Generali--1993.

------------------------

* Principal business address is BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108-3306.

                 OFFICERS AND DIRECTORS OF JONES & BABSON, INC.

    As of July 31, 1998, the following are the officers and directors of Jones & Babson, Inc. and their position with Jones & Babson, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS *                                          POSITION WITH JONES & BABSON, INC.
---------------------------------------  ------------------------------------------------------------------------
Larry D. Armel                           President, Director and Chief Executive Officer

P. Bradley Adams                         Vice President, Chief Financial Officer and Treasurer

Michael A. Brummel                       Vice President, Assistant Secretary and Assistant Treasurer

Martin A. Cramer                         Vice President and Secretary

John G. Dyer                             Assistant Secretary and Legal Counsel

Constance B. Martin                      Assistant Vice President

Rui M. Moura                             Vice President

Stephen S. Soden                         Chairman of the Board and Director

Giorgio Balzer                           Director

Robert T. Rakich                         Director

Edward S. Ritter                         Director

Robert N. Sawyer                         Director

Vernon W. Voorhees II                    Director

------------------------

* Principal business address is 700 Karnes Boulevard, Kansas City, Missouri 64108-3306.

              OFFICERS AND DIRECTORS OF CONSECO EQUITY SALES, INC.

    As of July 31, 1998, the following are the officers and directors of Conseco Equity Sales, Inc. and their position with Conseco Equity Sales, Inc.

NAME AND PRINCIPAL
BUSINESS ADDRESS *                                       POSITION WITH CONSECO EQUITY SALES, INC.
---------------------------------------  ------------------------------------------------------------------------
L. Gregory Gloeckner                     President and Director

William P. Latimer                       Vice President, Senior Counsel, Secretary and Director

James S. Adams                           Senior Vice President, Treasurer and Director

William T. Devanney, Jr.                 Senior Vice President, Corporate Taxes

Christene H. Darnell                     Vice President, Management Reporting

Lisa M. Zimmerman                        Assistant Vice President, Corporate Taxes

Christine E. Monical                     Second Vice President and Assistant General Counsel

------------------------

* Principal business address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

                                     VOTING

    In accordance with Our view of present applicable law, We will vote the shares of the Investment Options at special meetings of shareholders in accordance with instructions received from Owners having a voting interest. We will vote shares for which We have not received instructions in the same proportion as We vote shares for which We have received instructions. We will vote shares We own in the same proportion as We vote shares for which We have received instructions. The funds do not hold regular meetings of shareholders.

    If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result We determine that it is permitted to vote the shares of the funds in Our own right, We may elect to do so.

    The voting interests of the Owner in the funds will be determined as follows: Owners may cast one vote for each $100 of Accumulation Value of a Policy which is allocated to an Investment Option on the record date. Fractional votes are counted.

    The number of shares which a person has a right to vote will be determined as of the date to be chosen by Us not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

    Each Owner having such a voting interest will receive periodic reports relating to the Investment Options in which he or she has an interest, proxy material and a form with which to give such voting instructions.

    DISREGARD OF VOTING INSTRUCTIONS. We may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from Owners if such instructions would require the shares to be voted to cause an Investment Option to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the Investment Option. We may also disapprove changes in the investment policy initiated by Owners or trustees of the funds, if such disapproval is reasonable and is based on a good faith determination by Us that the change would violate state or federal law or the change would not be consistent with the investment objectives of the Investment Options or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Us or of an affiliated company. In the event We do disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to Owners.

                                 LEGAL OPINIONS

    Blazzard, Grodd & Hasenauer, P.C., Westport, Connecticut has provided advice on certain matters relating to the Federal securities and income tax laws in connection with the Policies.

                  REDUCTION OR ELIMINATION OF SURRENDER CHARGE

    The amount of the Surrender Charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the Surrender Charge will be determined by Us after examination of all the relevant factors such as:

    1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

    2. The total amount of Premiums to be received will be considered. Per Policy sales expenses are likely to be less on larger Premium payments than on smaller ones.

    3. Any prior or existing relationship with Us will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

    4. There may be other circumstances, of which We are not presently aware, which could result in reduced sales expenses.

    If, after consideration of the foregoing factors, We determine that there will be a reduction in sales expenses, We may provide for a reduction or elimination of the Surrender Charge.

    The Surrender Charge may be eliminated when the Policies are issued to an officer, director or employee of BMA or any of Our affiliates. In no event will any reduction or elimination of the Surrender Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

                               NET AMOUNT AT RISK

    LEVEL DEATH BENEFIT. For the Level Death Benefit Option, the Net Amount at Risk is the greater of:

    1.  the Specified Amount divided by 1.0032737 less the Accumulation Value;
       and

    2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage (shown in Part I Section 5 Death Benefit) divided by 1.0032737, less the Accumulation Value.

    ADJUSTABLE DEATH BENEFIT OPTION. For the Adjustable Death Benefit Option, the Net Amount at Risk is the greater of:

    1. the Specified Amount plus the Accumulation Value divided by 1.0032737, less the Accumulation Value, and

    2. the Accumulation Value times the applicable Minimum Death Benefit Corridor Percentage divided by 1.0032737, less the Accumulation Value.

                                 MATURITY DATE

    The Policy provides that We will pay the Accumulation Value of the Policy, less Indebtedness, to You on the Maturity Date if the Primary Insured is then living. Unless an extension is requested, the Maturity Date will be the Policy Anniversary Date nearest the Primary Insured's 100th birthday.

    At any time within the twelve calendar months prior to the Maturity Date, You may request that the Maturity Date be extended through the Extension of Maturity Date Rider. If We received Your written request prior to the Maturity Date and all past due Monthly Deductions have been paid, the Policy will continue in force beyond the Maturity Date until the earlier of the death of the Primary Insured or the date that We receive Your request to surrender the Policy.

    No rider will be extended past the original Policy Maturity Date.

    Once the Maturity Date extension is in place, the Death Benefit will be the Accumulation Value, less any Indebtedness. The Monthly Deduction will no longer be deducted and no new Premiums will be accepted. Interest or loans, if any, will continue to accrue and will be added to the total Indebtedness.

    Loan repayments will be accepted.

    There is no charge for this rider.

                           MISSTATEMENT OF AGE OR SEX

    The age of the Primary Insured is the Age nearest the Primary Insured's birthday on the Policy Date or Policy Anniversary, determined from the date of birth shown in the application. If the date of birth or sex shown on the Policy
Schedule is not correct, the Death Benefit will be adjusted to that which would be purchased by the most recent cost of insurance charge at the correct date of birth and sex.

                              OUR RIGHT TO CONTEST

    We cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the Primary Insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the Primary Insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to Premiums paid less loans and less any surrenders.

                                PAYMENT OPTIONS

    The Death Proceeds may be paid in a lump sum or may be applied to one of the following Payment Options:

    Option 1--Life Annuity

    Option 2--Life Annuity with 120 or 240 Monthly Annuity Payments Guaranteed

    Option 3--Joint and Last Survivor Annuity

    Option 4-- Joint and Last Survivor Annuity with 120 or 240 Monthly Annuity
              Payments Guaranteed.

    You or the Beneficiary can select to have the Payment Options payable on either a fixed or variable basis.

                               FEDERAL TAX STATUS

    NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON BMA'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO LIFE INSURANCE IN GENERAL. BMA CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. SECTION 7702 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"), DEFINES THE TERM "LIFE INSURANCE CONTRACT" FOR PURPOSES OF THE CODE. BMA BELIEVES THAT THE POLICIES TO BE ISSUED WILL QUALIFY AS "LIFE INSURANCE CONTRACTS" UNDER SECTION 7702. BMA DOES NOT GUARANTEE THE TAX STATUS OF THE POLICIES. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICIES MAY NOT BE TREATED AS "LIFE INSURANCE" UNDER FEDERAL INCOME TAX LAWS. PURCHASERS SHOULD CONSULT THEIR OWN TAX ADVISERS.

IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS.

    INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.

    BMA is taxed as a life insurance company under the Code. For Federal income tax purposes, the Separate Account is not a separate entity from BMA and its operations form a part of BMA.

    DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as these Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

    On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

    The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

    BMA intends that each Investment Option underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

    The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Owner control of the investments of the Separate Account will cause the Owner to be treated as the Owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

    The amount of Owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy Owner was not the Owner of the assets of the separate account. It is unknown whether these differences, such as the Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Owner to be considered as the Owner of the assets of the Separate Account.

    In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Owner being retroactively determined to be the Owner of the assets of the Separate Account.

    Due to the uncertainty in this area, BMA reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

    TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, BMA has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

    While BMA has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with BMA's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

    POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or surrender payments from the Policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Surrenders.") Otherwise, BMA believes that the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the Beneficiary under Section 101(a) of the Code. Also, the Owner is not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.

    Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Owner or Beneficiary.

    TAX TREATMENT OF LOANS AND SURRENDERS. Section 7702A of the Code sets forth the rules for determining when a life insurance policy will be deemed to be a MEC. A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven (7) level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven policy years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

    Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.

    Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.

    If the Policy is classified as a MEC, then surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions:
(1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary.

    If a Policy is not classified as a MEC, then any surrenders shall be treated first as a recovery of the investment in the Policy which would not be received as taxable income. However, if a distribution is the result of a reduction in benefits under the Policy within the first fifteen years after the Policy is issued in order to comply with Section 7702, such distribution will, under rules set forth in Section 7702, be taxed as ordinary income to the extent of income in the Policy.

    Any loans from a Policy which is not classified as a MEC, will be treated as indebtedness of the Owner and not a distribution. Upon complete surrender, if the amount received plus loan indebtedness exceeds the total premiums paid that are not treated as previously surrendered by the Owner, the excess generally will be treated as ordinary income.

    Personal interest payable on a loan under a Policy owned by an individual is generally not deductible. Furthermore, no deduction will be allowed for interest on loans under Policies covering the life of any employee or officer of the taxpayer or any person financially interested in the business carried on by the taxpayer to the extent the indebtedness for such employee, officer or financially interested person exceeds $50,000. The deductibility of interest payable on Policy loans may be subject to further rules and limitations under Sections 163 and 264 of the Code.

    Owners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.

    MULTIPLE POLICIES. The Code further provides that multiple MEC that are issued within a calendar year period to the same Owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Owners should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.

    TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. Owners should therefore consult competent tax advisers should they wish to assign or change the Owner of their Policies.

    QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent Qualified Plans consultant.

    INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Owner are subject to federal income tax withholding. However, the Owner in most cases may elect not to have taxes withheld. The Owner may be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient.

                               REPORTS TO OWNERS

    We will at a minimum send to each Owner semi-annual and annual reports of the Investment Options. Within 30 days after each Policy Anniversary, an annual statement will be sent to each Owner. We may elect to send these more often. The statement will show the current amount of Death Benefit payable under the Policy, the current Accumulation Value, the current Cash Surrender Value, current Loans and will show all transactions previously confirmed. The statement will also show Premiums paid and all charges deducted during the Policy Year.

    Confirmations will be mailed to Policy Owners within seven days of the transaction of: (a) the receipt of Premium; (b) any transfer between Investment Options; (c) any loan, interest repayment, or loan repayment; (d) any surrender;
(e) exercise of the free look privilege; and (f) payment of the Death Benefit under the Policy. Upon request an Owner shall be entitled to a receipt of Premium payment.

                               LEGAL PROCEEDINGS

    There are no legal proceedings to which the Separate Account or the Distributors are a party or to which the assets of the Separate Account are subject. We are not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                                    EXPERTS

    The consolidated financial statements of Business Men's Assurance Company of America at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, have been audited by Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64106, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

    There are no financial statements for the Separate Account because as of the date of this prospectus it has not yet commenced operations.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                          CONSOLIDATED BALANCE SHEETS

                                                                                       JUNE 30, 1998  DECEMBER 31,
                                                                                        (UNAUDITED)       1997
                                                                                       -------------  ------------
                                                                                             (IN THOUSANDS)
                                                      ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturities (amortized cost--$1,200,870 in 1998 and $1,308,458 in 1997).....   $ 1,219,618    $1,326,018
    Equity securities (cost--$53,381 in 1998 and $46,807 in 1997)....................        61,438        57,806
  Mortgage loans on real estate, net of allowance for losses of $9,185 in 1998 and
    $8,435 in 1997...................................................................       834,253       842,149
  Policy loans.......................................................................        61,139        62,207
  Short-term investments.............................................................        63,105        47,507
  Other..............................................................................         4,007         3,424
                                                                                       -------------  ------------
      Total investments..............................................................     2,243,560     2,339,111
Cash.................................................................................         9,646        --
Accrued investment income............................................................        17,863        18,520
Premium and other receivables........................................................        11,852        10,606
Deferred policy acquisition costs....................................................       121,145       125,065
Property, equipment and software.....................................................        16,527        16,753
Reinsurance recoverables:
  Paid benefits......................................................................         8,372         6,588
  Benefits and claim reserves ceded..................................................        76,798        72,000
Other assets.........................................................................        15,685        16,216
Assets held in separate accounts.....................................................       206,875        76,964
                                                                                       -------------  ------------
    Total assets.....................................................................   $ 2,728,323    $2,681,823
                                                                                       -------------  ------------
                                                                                       -------------  ------------

                                       LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits:
  Life and annuity...................................................................   $ 1,244,302    $1,259,319
  Health.............................................................................        88,909        87,883
Contract account balances............................................................       626,768       699,244
Policy and contract claims...........................................................        62,653        58,381
Unearned revenues....................................................................        13,311        11,284
Other policyholder funds.............................................................        15,111        14,286
Outstanding checks in excess of bank balances........................................       --              2,669
Current income taxes payable.........................................................         3,291         2,158
Deferred income taxes................................................................        14,539        12,244
Payable to affiliate.................................................................           505           799
Other liabilities....................................................................        48,601        72,858
Liabilities related to separate accounts.............................................       206,875        76,964
                                                                                       -------------  ------------
    Total liabilities................................................................     2,324,865     2,298,089
Commitments and contingencies........................................................       --             --
Stockholder's equity:
  Preferred stock of $1 par value; authorized 3,000,000 shares, none issued and
    outstanding......................................................................       --             --
  Common stock of $1 par value; authorized 24,000,000 shares, 12,000,000 shares
    issued and outstanding...........................................................        12,000        12,000
  Paid-in capital....................................................................        40,106        40,106
  Net unrealized gains on securities.................................................        13,237        14,364
  Retained earnings..................................................................       338,115       317,264
                                                                                       -------------  ------------
    Total stockholder's equity.......................................................       403,458       383,734
                                                                                       -------------  ------------
    Total liabilities and stockholder's equity.......................................   $ 2,728,323    $2,681,823
                                                                                       -------------  ------------
                                                                                       -------------  ------------

See accompanying notes to unaudited financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)

                                                                                            SIX MONTHS ENDED JUNE
                                                                                                      30
                                                                                            ----------------------
                                                                                               1998        1997
                                                                                            ----------  ----------
                                                                                                (IN THOUSANDS)
Revenues:
  Premiums:
    Life and annuity......................................................................  $   81,754  $   75,405
    Health................................................................................      16,207      24,935
  Other insurance considerations..........................................................      19,525      19,064
  Net investment income...................................................................      89,960      82,754
  Realized gains, net.....................................................................       9,233       3,661
  Other income............................................................................      22,370      16,669
                                                                                            ----------  ----------
Total revenues............................................................................     239,049     222,488

Benefits and expenses:
  Life and annuity benefits...............................................................      76,081      62,277
  Health benefits.........................................................................       8,572      17,071
  Increase in policy liabilities including interest credited to account balances..........      46,780      49,828
  Real estate expense, net................................................................      --             819
  Commissions.............................................................................      26,807      26,674
  (Increase) decrease in deferred policy acquisition costs................................       3,457      (1,814)
  Taxes, licenses and fees................................................................       2,061       2,593
  Other operating costs and expenses......................................................      44,500      41,949
                                                                                            ----------  ----------
Total benefits and expenses...............................................................     208,258     199,397
                                                                                            ----------  ----------
Earnings before taxes on income...........................................................      30,791      23,091
Income tax expense........................................................................       9,940       8,303
                                                                                            ----------  ----------
Net earnings..............................................................................  $   20,851  $   14,788
                                                                                            ----------  ----------
                                                                                            ----------  ----------

See accompanying notes to unaudited financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (UNAUDITED)

                                                                                            SIX MONTHS ENDED JUNE
                                                                                                      30
                                                                                            ----------------------
                                                                                               1998        1997
                                                                                            ----------  ----------
                                                                                                (IN THOUSANDS)
Common stock:
  Balance at beginning and end of year....................................................  $   12,000  $   12,000
Paid-in capital:
  Balance at beginning of year............................................................      40,106      40,106
Net unrealized gains on securities:
  Balance at beginning of year:...........................................................      14,364       3,686
    Change in net unrealized gains........................................................      (1,127)     (1,522)
                                                                                            ----------  ----------
  Balance at end of period................................................................      13,237       2,164
Retained earnings:
  Balance at beginning of year:...........................................................     317,264     281,075
    Net earnings..........................................................................      20,851      14,788
    Dividends declared....................................................................      --          --
                                                                                            ----------  ----------
  Balance at end of period................................................................     338,115     295,863
                                                                                            ----------  ----------
Total stockholder's equity................................................................  $  403,458  $  350,133
                                                                                            ----------  ----------
                                                                                            ----------  ----------

See accompanying notes to unaudited financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)

                                                                                          SIX MONTHS ENDED JUNE 30
                                                                                          ------------------------
                                                                                             1998         1997
                                                                                          -----------  -----------
                                                                                               (IN THOUSANDS)
OPERATING ACTIVITIES
Net earnings............................................................................  $    20,851  $    14,788
Adjustments to reconcile net earnings to net cash provided by operating activities:
  Deferred income tax...................................................................        2,870        4,301
  Realized gains, net...................................................................       (9,233)      (3,661)
  Premium amortization (discount accretion), net........................................         (560)        (514)
  Policy loans lapsed in lieu of surrender benefits.....................................        1,826        2,352
  Depreciation..........................................................................        1,404        1,850
  Amortization..........................................................................          391          391
  Changes in assets and liabilities:
    (Increase) decrease in accrued investment income....................................          657         (818)
    Increase in receivables and reinsurance recoverables................................       (8,122)      (5,912)
    Policy acquisition costs deferred...................................................      (11,508)     (14,625)
    Deferred policy acquisition costs amortized.........................................       14,964       12,811
    (Increase) decrease in income taxes recoverable.....................................        1,110       (2,510)
    Increase in accrued policy benefits, claim reserves, unearned revenues and
      policyholder funds................................................................       20,870       13,808
    Interest credited to policyholder accounts..........................................       38,494       38,338
    Increase in outstanding checks in excess of bank balances...........................       (2,669)      (2,922)
    (Increase) decrease in other assets and other liabilities, net......................       (3,532)         634
  Other, net............................................................................       (1,679)        (806)
                                                                                          -----------  -----------
Net cash provided by operating activities...............................................       66,134       57,505

INVESTING ACTIVITIES
Purchases of investments:
  Securities available-for-sale:
    Fixed Maturities....................................................................     (257,275)    (259,428)
    Equity..............................................................................      (20,416)     (11,332)
  Mortgage and policy loans.............................................................     (129,592)    (127,648)
Sales, calls or maturities of investments:
  Maturities and calls of securities available-for-sale:
    Fixed Maturities....................................................................      143,873       88,020
  Sales of securities available-for-sale:
    Fixed Maturities....................................................................      227,053      108,208
    Equity..............................................................................       16,967        7,514
  Mortgage and policy loans.............................................................      137,924       49,999
  Real estate...........................................................................      --             1,544
Purchase of property, equipment and software............................................         (560)        (858)
Net (increase) decrease in short-term investments.......................................      (15,598)       7,348
Distributions from unconsolidated related parties.......................................          653          983
                                                                                          -----------  -----------
Net cash provided (used) in investing activities........................................      103,029     (135,650)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                                  (UNAUDITED)

                                                                                            SIX MONTHS ENDED JUNE
                                                                                                      30
                                                                                            ----------------------
                                                                                               1998        1997
                                                                                            -----------  ---------
                                                                                                (IN THOUSANDS)
FINANCING ACTIVITIES
Net proceeds (disbursements) of interest sensitive and investment type contracts..........  $  (138,654) $  78,145
Net proceeds from reverse repurchase borrowing............................................      --          20,031
Retirement of reverse repurchase borrowing................................................      (20,863)   (20,031)
                                                                                            -----------  ---------
Net cash provided (used) by financing activities..........................................     (159,517)    78,145
                                                                                            -----------  ---------
Net increase in cash......................................................................        9,646     --
Cash at beginning of year.................................................................      --          --
                                                                                            -----------  ---------
Cash at end of period.....................................................................  $     9,646  $  --
                                                                                            -----------  ---------
                                                                                            -----------  ---------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

For purposes of the statements of cash flows, Business Men's Assurance Company of America considers only cash on hand and demand deposits to be cash.

Cash paid (received) during the year for:
  Income taxes............................................................................  $     4,352  $   5,579
  Interest paid on reverse repurchase borrowing...........................................          299        370
                                                                                            -----------  ---------
                                                                                            $     4,651  $   5,949
                                                                                            -----------  ---------
                                                                                            -----------  ---------

See accompanying notes to unaudited financial statements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

              NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS

                                 JUNE 30, 1998

1. These Financial Statements are unaudited but, in management's opinion, include all adjustments necessary for a fair presentation of the results.

2. These interim financial statements should be read in conjunction with the Company's financial statements for the year ended December 31, 1997. The results of operations for any interim period are not necessarily indicative of the Company's operating results for a full year.

3. Certain amounts from the prior period's financial statements have been reclassified to conform with the current period's presentation.

4.  In 1998, the Company adopted Statement of Financial Accounting Standards
    (SFAS) No. 130, "Reporting Comprehensive Income." SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income includes all changes in equity during a period except those due to owner investments and distributions. It includes unrealized gains and losses on available-for-sale securities. This standard does not change the display or components of net income; rather, comprehensive income is displayed as a separate statement in the Consolidated Statement of Comprehensive Income and as a component in the Consolidated Balance Sheet, and the Consolidated Statement of Stockholders' Equity.

    Total comprehensive income amounted to $19,724,000 during the first six months of 1998 and $13,266,000 during the first six months of 1997.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)
                       CONSOLIDATED FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                    CONTENTS

                                                                                                                  PAGE
                                                                                                                  -----
Report of Independent Auditors...............................................................................      49

Audited Consolidated Financial Statements

    Consolidated Balance Sheets..............................................................................      50

    Consolidated Statements of Operations....................................................................      51

    Consolidated Statements of Stockholder's Equity..........................................................      52

    Consolidated Statements of Cash Flows....................................................................      53

    Notes to Consolidated Financial Statements...............................................................      55

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors

Business Men's Assurance Company of America

    We have audited the accompanying consolidated balance sheets of Business Men's Assurance Company of America (an ultimate subsidiary of Assicurazioni Generali, S.p.A.) (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Business Men's Assurance Company of America at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                By:            /s/ ERNST & YOUNG LLP
                                     -----------------------------------------
                                                 ERNST & YOUNG LLP

                               [GRAPHIC OMITTED]

Kansas City, Missouri
February 6, 1998

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                          CONSOLIDATED BALANCE SHEETS

                                                                                                DECEMBER 31
                                                                                          ------------------------
                                                                                             1997         1996
                                                                                          -----------  -----------
                                                                                               (IN THOUSANDS)
                                                      ASSETS

Investments (Notes 1 and 3): Securities available-for-sale, at fair value:
  Fixed maturities (amortized cost--$1,308,458 in 1997 and $1,286,888 in 1996)..........  $ 1,326,018  $ 1,288,934
  Equity securities (cost--$46,807 in 1997 and $28,644 in 1996).........................       57,806       32,350
  Mortgage loans on real estate, net of allowance for losses of $8,435 in 1997 and
    $6,879 in 1996......................................................................      842,149      704,356
  Real estate (Note 1)..................................................................      --             5,498
  Policy loans..........................................................................       62,207       65,225
  Short-term investments................................................................       47,507       39,991
  Other.................................................................................        3,424        3,830
                                                                                          -----------  -----------
    Total investments...................................................................    2,339,111    2,140,184

Accrued investment income...............................................................       18,520       18,539
Premium and other receivables...........................................................       10,606       11,817
Deferred policy acquisition costs.......................................................      125,065      131,025
Property, equipment and software (Note 6)...............................................       16,753       18,890
Reinsurance recoverables:
  Paid benefits.........................................................................        6,588        3,948
  Benefits and claim reserves ceded.....................................................       72,000       58,177
Other assets (Note 1)...................................................................       16,216       16,923
Assets held in separate accounts (Note 1)...............................................       76,964      --
                                                                                          -----------  -----------
    Total assets........................................................................  $ 2,681,823  $ 2,399,503
                                                                                          -----------  -----------
                                                                                          -----------  -----------

                                       LIABILITIES AND STOCKHOLDER'S EQUITY
Future policy benefits:
  Life and annuity (Note 10)............................................................  $ 1,259,319  $ 1,192,497
  Health................................................................................       87,883       75,914
Contract account balances...............................................................      699,244      636,656
Policy and contract claims..............................................................       58,381       58,617
Unearned revenues.......................................................................       11,284       13,813
Other policyholder funds................................................................       14,286       15,429
Outstanding checks in excess of bank balances...........................................        2,669        4,673
Current income taxes payable (Note 7)...................................................        2,158        4,345
Deferred income taxes (Note 7)..........................................................       12,244       14,912
Payable to affiliate (Note 10)..........................................................          799          972
Other liabilities.......................................................................       72,858       44,808
Liabilities related to separate accounts (Note 1).......................................       76,964      --
                                                                                          -----------  -----------
    Total liabilities...................................................................    2,298,089    2,062,636

Commitments and contingencies (Note 5)

Stockholder's equity (Notes 2 and 11):
  Preferred stock of $1 par value; authorized 3,000,000 shares, none issued and
    outstanding.........................................................................      --           --
  Common stock of $1 par value; authorized 24,000,000 shares, 12,000,000 shares issued
    and outstanding.....................................................................       12,000       12,000
  Paid-in capital.......................................................................       40,106       40,106
  Net unrealized gains (losses) on securities...........................................       14,364        3,686
  Retained earnings.....................................................................      317,264      281,075
                                                                                          -----------  -----------
    Total stockholder's equity..........................................................      383,734      336,867
                                                                                          -----------  -----------
    Total liabilities and stockholder's equity..........................................  $ 2,681,823  $ 2,399,503
                                                                                          -----------  -----------
                                                                                          -----------  -----------

See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                     YEAR ENDED DECEMBER 31
                                                                               ----------------------------------
                                                                                  1997        1996        1995
                                                                               ----------  ----------  ----------
                                                                                         (IN THOUSANDS)
Revenues:
  Premiums:
    Life and annuity.........................................................  $  154,602  $  142,461  $  130,360
    Health...................................................................      43,518      60,491      47,294
  Other insurance considerations.............................................      37,928      38,780      37,183
  Net investment income (Note 3).............................................     167,346     145,629     124,605
  Realized gains, net (Note 3)...............................................       5,121       5,906       4,290
  Other income...............................................................      35,941      26,802      23,394
                                                                               ----------  ----------  ----------
Total revenues...............................................................     444,456     420,069     367,126

Benefits and expenses:
  Life and annuity benefits..................................................     126,345     122,915     111,734
  Health benefits............................................................      27,812      42,224      40,132
  Increase in policy liabilities including interest credited to account
    balances.................................................................     104,581      94,530      65,017
  Real estate expense, net...................................................         932         551         649
  Commissions................................................................      53,622      55,180      54,176
  Increase in deferred policy acquisition costs..............................      (1,229)     (5,459)    (16,366)
  Taxes, licenses and fees...................................................       4,654       5,229       5,251
  Other operating costs and expenses.........................................      89,018      76,647      82,604
                                                                               ----------  ----------  ----------
Total benefits and expenses..................................................     405,735     391,817     343,197
                                                                               ----------  ----------  ----------
Earnings from continuing operations before income tax expense................      38,721      28,252      23,929
Income tax expense (Note 7)..................................................       2,532      10,168       8,503
                                                                               ----------  ----------  ----------
Earnings from continuing operations..........................................      36,189      18,084      15,426
Discontinued operations (Note 12):
  Gain on sale of discontinued operations, net of income tax expense of $735
    in 1996 and $3,352 in 1995...............................................      --           1,416       6,355
                                                                               ----------  ----------  ----------
Earnings from discontinued operations........................................      --           1,416       6,355
                                                                               ----------  ----------  ----------
Net earnings.................................................................  $   36,189  $   19,500  $   21,781
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                     YEAR ENDED DECEMBER 31
                                                                               ----------------------------------
                                                                                  1997        1996        1995
                                                                               ----------  ----------  ----------
                                                                                         (IN THOUSANDS)
Common stock:
  Balance at beginning and end of year.......................................  $   12,000  $   12,000  $   12,000
Paid-in capital:
  Balance at beginning of year...............................................      40,106      25,106      25,106
    Additional paid-in capital...............................................      --          15,000      --
                                                                               ----------  ----------  ----------
  Balance at end of year.....................................................      40,106      40,106      25,106

Net unrealized gains (losses) on securities:
  Balance at beginning of year...............................................       3,686      15,297     (28,865)
    Change in net unrealized gains (losses)..................................      10,678     (11,611)     44,162
                                                                               ----------  ----------  ----------
  Balance at end of year.....................................................      14,364       3,686      15,297

Retained earnings:
  Balance at beginning of year...............................................     281,075     266,575     252,794
    Net earnings.............................................................      36,189      19,500      21,781
    Dividends declared (Note 2)..............................................      --          (5,000)     (8,000)
                                                                               ----------  ----------  ----------
  Balance at end of year.....................................................     317,264     281,075     266,575
                                                                               ----------  ----------  ----------
Total stockholder's equity...................................................  $  383,734  $  336,867  $  318,978
                                                                               ----------  ----------  ----------
                                                                               ----------  ----------  ----------

See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    YEAR ENDED DECEMBER 31
                                                                             -------------------------------------
                                                                                1997         1996         1995
                                                                             -----------  -----------  -----------
                                                                                        (IN THOUSANDS)
OPERATING ACTIVITIES
Net earnings...............................................................  $    36,189  $    19,500  $    21,781
Adjustments to reconcile net earnings to net cash provided by operating activities:
  Deferred income tax (benefit)............................................       (8,416)       4,146        7,025
  Realized gains, net......................................................       (5,121)      (5,906)      (4,290)
  Gain on disposal of discontinued segment.................................      --            (2,151)      (7,417)
  Discount accretion, net..................................................         (975)      (1,246)      (1,090)
  Policy loans lapsed in lieu of surrender benefits........................        1,021        2,996        3,201
  Depreciation.............................................................        3,778        4,153        4,817
  Amortization.............................................................          782          782          782
  Changes in assets and liabilities:
    (Increase) decrease in accrued investment income.......................           19       (1,392)      (1,719)
    (Increase) decrease in receivables and reinsurance recoverables........      (15,425)       2,761      (19,425)
    Policy acquisition costs deferred......................................      (28,449)     (31,745)     (40,510)
    Policy acquisition costs amortized.....................................       27,220       26,286       24,144
    (Increase) decrease in income taxes recoverable........................       (2,187)       5,518       (4,546)
    Increase in accrued policy benefits, claim reserves, unearned revenues
      and policyholder funds...............................................       30,777       32,331        4,574
    Interest credited to policyholder accounts.............................       79,312       69,494       56,358
    Increase (decrease) in outstanding checks in excess of bank balances...       (2,004)         805        3,868
    Decrease in other assets and other liabilities, net....................        7,269          412        1,133
    Decrease in net asset of discontinued operations.......................      --           --             1,335
  Other, net...............................................................         (433)      (1,208)        (179)
                                                                             -----------  -----------  -----------
Net cash provided by operating activities..................................      123,357      125,536       49,842

INVESTING ACTIVITIES
Purchases of investments:
  Securities available-for-sale:
    Fixed maturities.......................................................     (464,419)    (527,172)    (592,373)
    Equity securities......................................................      (31,625)     (17,586)     (12,537)
  Mortgage and policy loans................................................     (237,990)    (259,438)    (159,521)
  Other....................................................................      --           --              (269)
Sales, calls or maturities of investments:
  Maturities and calls of securities available-for-sale:
    Fixed maturities.......................................................      167,000      117,057      108,472
    Equity securities......................................................      --           --             2,031
  Sales of securities available-for-sale:
    Fixed maturities.......................................................      284,124      238,051      263,650
    Equity securities......................................................       14,379       12,444        6,223
  Mortgage and policy loans................................................       98,554       66,934       41,753
  Real estate..............................................................        5,854        2,194          502
Purchase of property, equipment and software...............................       (1,949)        (290)      (2,659)
Net (increase) decrease in short-term investments..........................       (7,516)      36,272       13,264
Proceeds from sale of discontinued operations..............................      --               632        5,426
Distributions from unconsolidated related parties..........................        1,514          718            2
                                                                             -----------  -----------  -----------
Net cash used in investing activities......................................     (172,074)    (330,184)    (326,036)

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

               CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                                    YEAR ENDED DECEMBER 31
                                                                             -------------------------------------
                                                                                1997         1996         1995
                                                                             -----------  -----------  -----------
                                                                                        (IN THOUSANDS)

FINANCING ACTIVITIES
Dividends paid.............................................................  $   --       $    (5,000) $    (8,000)
Additional paid-in capital.................................................      --            15,000      --
Deposits from interest sensitive and investment type contracts.............      323,487      381,865      401,681
Withdrawals from interest sensitive and investment type contracts..........     (295,633)    (187,217)    (120,956)
Net proceeds from reverse repurchase borrowing.............................       40,925       35,173      --
Retirement of reverse repurchase borrowing.................................      (20,062)     (35,173)     --
                                                                             -----------  -----------  -----------
Net cash provided by financing activities..................................       48,717      204,648      272,725
                                                                             -----------  -----------  -----------
Net decrease in cash.......................................................      --           --            (3,469)
Cash at beginning of year..................................................      --           --             3,469
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
Cash at end of year........................................................  $   --       $   --       $   --
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
For purposes of the statements of cash flows, Business Men's Assurance
 Company of America considers only cash on hand and demand deposits to be cash

Cash paid during the year for:

  Income taxes.............................................................  $    13,135  $     1,239  $     9,376
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------
  Interest paid on reverse repurchase borrowing............................  $       369  $       620  $   --
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Real estate acquired through foreclosure...................................  $     1,236  $     3,033  $     5,156
                                                                             -----------  -----------  -----------
                                                                             -----------  -----------  -----------

See accompanying notes.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Business Men's Assurance Company of America (the Company) is a Missouri-domiciled life insurance company licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual and group insurance and investment products both directly, primarily distributed through general agencies, and through reinsurance assumptions. Assicurazioni Generali S.p.A. (Generali), an Italian insurer, is the ultimate parent company.

PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

    The accompanying consolidated financial statements include the accounts of the Company and all majority-owned subsidiaries. All significant intercompany transactions have been eliminated in consolidation.

INVESTMENTS

    The Company's entire investment portfolio is designated as available-for-sale. Changes in fair values of available-for-sale securities, after adjustment of deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized gains or losses directly in stockholder's equity and, accordingly, have no effect on net income. The DPAC offset to the unrealized gains or losses represents valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

    The amortized cost of fixed maturity investments classified as available-for-sale is adjusted for amortization of premiums and accretion of discounts. That amortization or accretion is included in net investment income.

    Mortgage loans and mortgage-backed securities are carried at unpaid balances adjusted for accrual of discount and allowances for other than temporary decline in value. Policy loans are carried at unpaid balances.

    Real estate is stated at the lower of cost or fair value. At December 31, 1997, no real estate was owned; at December 31, 1996, real estate was carried net of a valuation allowance of $2,344,000. Profit is recognized on real estate sales when down payment, continuing investment and transfer of risk criteria have been satisfied. Property, equipment and software, and the home office building are generally valued at cost, including development costs, less allowances for depreciation and other than temporary decline in value.

    Property, equipment and software are being depreciated over the estimated useful lives of the assets, principally on a straight-line basis. Depreciation rates on these assets are set forth in Note 6.

    Realized gains and losses on sales of investments and declines in value considered to be other than temporary are recognized in net earnings on the specific identification basis.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
USE OF ESTIMATES

    The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

DEFERRED POLICY ACQUISITION COSTS

    Certain commissions, expenses of the policy issue and underwriting departments and other variable expenses have been deferred. For limited payment and other traditional life insurance policies, these deferred acquisition costs are being amortized over a period of not more than 25 years in proportion to the ratio of the expected annual premium revenue to the expected total premium revenue. Expected premium revenue was estimated with the same assumptions used for computing liabilities for future policy benefits for these policies.

    For universal life-type insurance and investment-type products, the deferred policy acquisition costs are amortized over a period of not more than 25 years in relation to the present value of estimated gross profits arising from estimates of mortality, interest, expense and surrender experience. The estimates of expected gross profits are evaluated regularly and are revised if actual experience or other evidence indicates that revision is appropriate. Upon revision, total amortization recorded to date is adjusted by a charge or credit to current earnings.

    Deferred policy acquisition costs are evaluated to determine that the unamortized portion of such costs does not exceed recoverable amounts after considering anticipated investment income.

RECOGNITION OF INSURANCE REVENUE AND RELATED EXPENSES

    For limited payment and other traditional life insurance policies, premium income is reported as earned when due with past-due premiums being reserved. Profits are recognized over the life of these contracts by associating benefits and expenses with insurance in force for limited payment policies and with earned premiums for other traditional life policies. This association is accomplished by a provision for liability for future policy benefits and the amortization of policy acquisition costs. Accident and health premium revenue is recognized on a pro rata basis over the terms of the policies.

    For universal life and investment-type policies, contract charges for mortality, surrender and expense, other than front-end expense charges, are reported as other insurance considerations revenue when charged to policyholders' accounts. Expenses consist primarily of benefit payments in excess of policyholder account values and interest credited to policyholder accounts. Profits are recognized over the life of universal life-type contracts through the amortization of policy acquisition costs and deferred front-end expense charges with estimated gross profits from mortality, interest, surrender and expense.

POLICY LIABILITIES AND CONTRACT VALUES

    The liability for future policy benefits for limited payment and other traditional life insurance contracts has been computed primarily by a net level premium reserve method based on estimates of

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) future investment yield, mortality and withdrawals made at the time gross premiums were calculated. Assumptions used in computing future policy benefits are as follows: interest rates range from 3.25% to 8.50%, depending on the year of issue; withdrawal rates for individual life policies issued in 1966 and after are based on Company experience, and policies issued prior to 1966 are based on industry tables; and mortality rates are based on mortality tables that consider Company experience. The liability for future policy benefits is graded to reserves stipulated by the policy over a period of 20 to 25 years or the end of the premium paying period, if less.

    For universal life and investment-type contracts, the account value before deduction of any surrender charges is held as the policy liability. An additional liability is established for deferred front-end expense charges on universal life-type policies. These expense charges are recognized in income as insurance considerations using the same assumptions as are used to amortize deferred policy acquisition costs.

    Claims and benefits payable for reported disability income claims have been computed as the present value of expected future benefit payments based on estimates of future investment yields and claim termination rates. The amount of benefits payable included in the future policy benefit reserves and policy and contract claims for December 31, 1997 and 1996 was $47,211,000 and $38,694,000, respectively. Interest rates used in the calculation of future investment yields vary based on the year the claim was incurred and range from 3% to 8.75%. Claim termination rates are based on industry tables.

    Other accident and health claims and benefits payable for reported claims and incurred but not reported claims are estimated using prior experience. The methods of calculating such estimates and establishing the related liabilities are periodically reviewed and updated. Any adjustments needed as a result of periodic reviews are reflected in current operations.

FEDERAL INCOME TAXES

    Deferred federal income taxes have been provided in the consolidated financial statements to recognize temporary differences between the financial reporting and tax bases of assets and liabilities measured using enacted tax rates and laws (Note 7). Temporary differences are principally related to deferred policy acquisition costs, the provision for future policy benefits, accrual of discounts on investments, accelerated depreciation and unrealized investment gains and losses.

SEPARATE ACCOUNTS

    These accounts arise from two lines of business, variable annuities and MBIA insured guaranteed investment contracts (GIC). The separate account assets are legally segregated and are not subject to the claims which may arise from any other business of the Company.

    The assets and liabilities of the variable line of business are reported at fair value since the underlying investment risks are assumed by the policyowners. Investment income and gains or losses arising from the variable line of business accrue directly to the policy owners and are, therefore, not included in investment earnings in the accompanying consolidated statement of operations. Revenues to the Company from variable products consist primarily of contract maintenance charges and administration fees. Separate account assets and liabilities for the variable line of business totaled $30,000 on December 31, 1997.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The assets of the MBIA GIC line of business are maintained at an amount equal to the related liabilities. These assets related to the MBIA GIC line of business include securities available-for-sale reported at fair value and mortgage loans carried at unpaid balances. Changes in fair values of available-for-sale securities, net of deferred income taxes, are reported as unrealized gains or losses directly in stockholders equity.

    The liabilities are reported at the original deposit amount plus accrued interest guaranteed to the contractholders. Investment income and gains or losses arising from MBIA GIC investments are included in investment earnings in the accompanying consolidated statement of operations. The guaranteed interest payable is included in the increase in policy liabilities in the accompanying consolidated statement of operations. Separate account assets and liabilities for the MBIA GIC line of business totaled $76,934,000 on December 31, 1997.

INTANGIBLE ASSETS

    Goodwill of $12,323,000, net of accumulated amortization of $3,325,000 resulting from the acquisition of a subsidiary, is included in other assets. Goodwill is being amortized over a period of 20 years on a straight-line basis, and amortization amounted to $782,000 for each of the years ended December 31, 1997, 1996 and 1995.

FAIR VALUES OF FINANCIAL INSTRUMENTS

    Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company:

                                                     DECEMBER 31, 1997           DECEMBER 31, 1996
                                                 --------------------------  --------------------------
                                                   CARRYING        FAIR        CARRYING        FAIR
                                                    AMOUNT        VALUE         AMOUNT        VALUE
                                                 ------------  ------------  ------------  ------------
                                                                     (IN THOUSANDS)
Fixed maturities (Note 3)......................  $  1,326,018  $  1,326,018  $  1,288,934  $  1,288,934
Equity securities (Note 3).....................        57,806        57,806        32,350        32,350
Mortgage loans.................................       842,149       867,552       704,356       707,915
Policy loans...................................        62,207        57,491        65,225        60,735
Short-term investments.........................        47,507        47,507        39,991        39,991
Reinsurance recoverables:
  Paid benefits................................         6,588         6,588         3,948         3,948
  Benefits and claim reserves..................        72,000        72,000        58,177        58,177
Assets held in separate accounts...............        76,964        77,061       --            --
Mortgage loan commitments (Note 5).............       --             74,469       --             46,735
Investment-type insurance contracts (Note 4)...     1,277,362     1,256,129     1,097,821     1,078,326

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

    CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    INVESTMENT SECURITIES: Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair value for equity securities is based on quoted market prices.

    OFF-BALANCE-SHEET INSTRUMENTS: The fair value for outstanding loan commitments approximates the amount committed, as all loan commitments were made within the last 60 days of the year.

    MORTGAGE LOANS AND POLICY LOANS: The fair value for mortgage loans and policy loans is estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amount of accrued interest approximates its fair value.

    FLEXIBLE AND SINGLE PREMIUM DEFERRED ANNUITIES: The cash surrender value of flexible and single premium deferred annuities approximates their fair value.

    GUARANTEED INVESTMENT CONTRACTS: The fair value for the Company's liabilities under guaranteed investment contracts is estimated using discounted cash flow analyses, using interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    SUPPLEMENTAL CONTRACTS WITHOUT LIFE CONTINGENCIES: The carrying amounts of supplemental contracts without life contingencies approximate their fair values.

    REINSURANCE RECOVERABLES: The carrying values of reinsurance recoverables approximate their fair values.

FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

    In the normal course of business, the Company becomes a party to various financial transactions to reduce its exposure to fluctuations in interest rates. In 1997, the Company entered into interest rate swap contracts for the purpose of converting the variable interest rate characteristics of certain investments to fixed rates to match those of the related insurance liabilities (guaranteed investment contracts) that the investments are supporting. The net interest effect of such swap transactions is reported as an adjustment of interest income as incurred. The notional amount of these contracts were $25,000,000 at December 31, 1997.

POSTRETIREMENT BENEFITS

    The projected future cost of providing postretirement benefits, such as health care and life insurance, is recognized as an expense as employees render service. See Note 8 for further disclosures with respect to postretirement benefits other than pensions.

IMPAIRMENT OF LOANS

    SFAS No. 114, "Accounting by Creditors for Impairment of a Loan," and SFAS No. 118, "Accounting by Creditors for Impairment of a Loan--Income Recognition and Disclosures," require that an impaired mortgage loan's fair value be measured based on the present value of future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or at the fair value of the collateral if the loan is collateral dependent. If the fair value of a mortgage loan is less than the recorded investment in the loan, the difference is recorded as an allowance for mortgage loan losses. The change in the allowance for mortgage loan losses is reported with realized gains or losses on investments. Interest income on impaired loans is recognized on a cash basis.

PENDING ACCOUNTING STANDARD

    SFAS No. 130, "Reporting Comprehensive Income," will be adopted in 1998 and will require disclosure of comprehensive income which includes the change in unrealized investment gains and losses. The comprehensive income amount is expected to be more volatile than net income.

RECLASSIFICATION

    Certain amounts for 1996 and 1995 have been reclassified to conform to the current year presentation.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

2. DIVIDEND LIMITATIONS

    Missouri has legislation that requires prior reporting of all dividends to the Director of Insurance. The Company, as a regulated life insurance company, may pay a dividend from unassigned surplus without the approval of the Missouri Department of Insurance if the aggregate of all dividends paid during the preceding 12-month period does not exceed the greater of 10% of statutory stockholder's equity at the end of the preceding calendar year or the statutory net gain from operations for the preceding calendar year. A portion of the statutory equity of the Company that is available for dividends would be subject to additional federal income taxes should distribution be made from "policyholders' surplus" (see Note 7).

    As of December 31, 1997 and 1996, the Company's statutory stockholder's equity was $188,193,000 and $171,240,000, respectively. Statutory net gain from operations and net income for each of the three years in the period ended December 31, 1997 were as follows:

                                                                YEAR ENDED DECEMBER 31
                                                    ----------------------------------------------
                                                         1997            1996            1995
                                                    --------------  --------------     -------
                                                                    (IN THOUSANDS)
Net gain from operations..........................  $       18,545  $       10,898  $        8,309
Net income........................................          14,540          10,381           9,418

3. INVESTMENT OPERATIONS

    The Company's investments in securities are summarized as follows:

                                                                   DECEMBER 31, 1997
                                                    ------------------------------------------------
                                                                  GROSS        GROSS
                                                    AMORTIZED   UNREALIZED   UNREALIZED
                                                       COST       GAINS        LOSSES     FAIR VALUE
                                                    ----------  ----------   ----------   ----------
                                                                     (IN THOUSANDS)
Fixed maturities:
  U.S. Treasury securities and obligations of U.S.
    government corporations and agencies..........  $   67,406   $ 1,233      $   (46)    $   68,593
  Obligations of states and political
    subdivisions..................................      36,053     1,472           (9)        37,516
  Debt securities issued by foreign governments...       3,975       121         (126)         3,970
  Corporate securities............................     427,242     8,955       (2,004)       434,193
  Mortgage-backed securities......................     755,467    10,153       (2,330)       763,290
  Redeemable preferred stocks.....................      18,315       206          (65)        18,456
                                                    ----------  ----------   ----------   ----------
Total.............................................   1,308,458    22,140       (4,580)     1,326,018
Equity securities.................................      46,807    12,419       (1,420)        57,806
                                                    ----------  ----------   ----------   ----------
                                                    $1,355,265   $34,559      $(6,000)    $1,383,824
                                                    ----------  ----------   ----------   ----------
                                                    ----------  ----------   ----------   ----------

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

3. INVESTMENT OPERATIONS (CONTINUED)

                                                                   DECEMBER 31, 1996
                                                    ------------------------------------------------
                                                                  GROSS        GROSS
                                                    AMORTIZED   UNREALIZED   UNREALIZED
                                                       COST       GAINS        LOSSES     FAIR VALUE
                                                    ----------  ----------   ----------   ----------
                                                                     (IN THOUSANDS)
Fixed maturities:
  U.S. Treasury securities and obligations of U.S.
    government corporations and agencies..........  $  119,125   $ 1,571      $   (802)   $  119,894
  Obligations of states and political
    subdivisions..................................      40,052       773           (93)       40,732
  Debt securities issued by foreign governments...       4,471       166          (267)        4,370
  Corporate securities............................     426,286     6,472        (3,786)      428,972
  Mortgage-backed securities......................     687,455     6,031        (8,147)      685,339
  Redeemable preferred stocks.....................       9,499       157           (29)        9,627
                                                    ----------  ----------   ----------   ----------
Total.............................................   1,286,888    15,170       (13,124)    1,288,934
Equity securities.................................      28,644     4,875        (1,169)       32,350
                                                    ----------  ----------   ----------   ----------
                                                    $1,315,532   $20,045      $(14,293)   $1,321,284
                                                    ----------  ----------   ----------   ----------
                                                    ----------  ----------   ----------   ----------

    The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are as follows. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities have not been set forth in the following table, as such securities are not due at a single maturity date:

                                                    AMORTIZED COST    FAIR VALUE
                                                    --------------  --------------
                                                            (IN THOUSANDS)
Due in one year or less...........................  $       59,899  $       59,517
Due after one year through five years.............         140,594         142,573
Due after five years through 10 years.............         266,145         271,715
Due after 10 years................................          86,353          88,923
                                                    --------------  --------------
                                                           552,991         562,728
Mortgage-backed securities........................         755,467         763,290
                                                    --------------  --------------
Total fixed maturity securities...................  $    1,308,458  $    1,326,018
                                                    --------------  --------------
                                                    --------------  --------------

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

3. INVESTMENT OPERATIONS (CONTINUED)
    The majority of the Company's mortgage loan portfolio is secured by real estate. The following table presents information about the location of the real estate that secures mortgage loans in the Company's portfolio:

                                                    CARRYING AMOUNT AS OF DECEMBER
                                                                 31,
                                                    ------------------------------
                                                         1997            1996
                                                    --------------  --------------
                                                            (IN THOUSANDS)
State:
  California......................................  $       71,675  $       68,399
  Arizona.........................................          65,030          51,515
  Texas...........................................          60,821          59,404
  Missouri........................................          51,839          34,400
  Oklahoma........................................          47,569          32,809
  Florida.........................................          42,549          30,790
  Washington......................................          39,824          34,614
  Utah............................................          37,821          25,383
  Kansas..........................................          34,267          34,069
  Other...........................................         390,754         332,973
                                                    --------------  --------------
                                                    $      842,149  $      704,356
                                                    --------------  --------------
                                                    --------------  --------------

    The following table lists the Company's investment in impaired mortgage loans and related allowance for credit losses at December 31. The table also includes the average recorded investment in impaired loans and interest income on impaired loans:

                                                     1997     1996     1995
                                                    -------  -------  -------
                                                         (IN THOUSANDS)
Impaired mortgage loans...........................  $ 1,069  $ 2,516  $ 5,160
Allowance for credit losses.......................      244      691    1,651
                                                    -------  -------  -------
Net recorded investment in impaired loans.........  $   825  $ 1,825  $ 3,509
                                                    -------  -------  -------
                                                    -------  -------  -------
Average recorded investment in impaired loans.....  $ 1,325  $ 2,667  $ 2,902
                                                    -------  -------  -------
                                                    -------  -------  -------
Interest income on impaired loans.................  $    57  $   115  $   403
                                                    -------  -------  -------
                                                    -------  -------  -------

    Bonds, mortgage loans, preferred stocks and common stocks approximating $4,600,000 and $4,200,000 were on deposit with regulatory authorities at December 31, 1997 and 1996, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

3. INVESTMENT OPERATIONS (CONTINUED)
    Set forth below is a summary of consolidated net investment income for the years ended December 31:

                                                         1997            1996            1995
                                                    --------------  --------------  --------------
                                                                    (IN THOUSANDS)
Fixed maturities:
  Bonds...........................................  $       92,741  $       86,066  $       73,930
  Redeemable preferred stocks.....................           1,309             814           1,176
Equity securities:
  Common stocks...................................             793             579             521
  Nonredeemable preferred stocks..................             541             438             330
Mortgage loans on real estate.....................          66,053          52,973          41,770
Policy loans......................................           3,906           3,953           3,952
Short-term investments............................           2,955           3,016           4,779
Other.............................................           1,223             269             340
                                                    --------------  --------------  --------------
                                                           169,521         148,108         126,798
Less:
  Investment income from discontinued
    operations....................................        --              --                   211
  Investment expenses.............................           2,175           2,479           1,982
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------
Net investment income from continuing
  operations......................................  $      167,346  $      145,629  $      124,605
                                                    --------------  --------------  --------------
                                                    --------------  --------------  --------------

    Realized gains (losses) on securities disposed of during 1997, 1996 and 1995 consisted of the following:

                                                     1997     1996     1995
                                                    -------  -------  -------
                                                         (IN THOUSANDS)
Fixed maturity securities:
  Gross realized gains............................  $10,499  $ 7,953  $10,246
  Gross realized losses...........................   (4,690)  (1,622)  (4,388)
Equity securities:
  Gross realized gains............................    3,204    2,001    1,789
  Gross realized losses...........................     (777)   --        (376)
Other investments.................................   (3,115)  (2,426)  (2,981)
                                                    -------  -------  -------
Net realized gains................................  $ 5,121  $ 5,906  $ 4,290
                                                    -------  -------  -------
                                                    -------  -------  -------

    Sales of investments in securities in 1997, 1996 and 1995, excluding maturities and calls, resulted in gross realized gains of $8,362,000, $9,798,800 and $11,887,000 and gross realized losses of $1,017,000, $1,290,500 and
$4,564,000 respectively.

    The net carrying value of nonincome-producing investments at December 31, 1996, which were nonincome producing during the year, consisted of mortgage loans of $1,293,000 and bonds of $1,200,000. There were no nonincome producing investments at December 31, 1997.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

4. INVESTMENT CONTRACTS

    The carrying amounts and fair values of the Company's liabilities for investment-type insurance contracts (included with future policy benefits and contract account balances in the balance sheet) at December 31 are as follows:

                                                                 1997                            1996
                                                    ------------------------------  ------------------------------
                                                       CARRYING                        CARRYING
                                                        AMOUNT        FAIR VALUE        AMOUNT        FAIR VALUE
                                                    --------------  --------------  --------------  --------------
                                                                            (IN THOUSANDS)
Guaranteed investment contracts...................  $      660,782  $      662,281  $      596,499  $      598,241
Flexible and single premium deferred annuities....         539,616         516,343         501,322         480,085
Separate accounts.................................          76,964          77,505        --              --
                                                    --------------  --------------  --------------  --------------
Total investment-type insurance contracts.........  $    1,277,362  $    1,256,129  $    1,097,821  $    1,078,326
                                                    --------------  --------------  --------------  --------------
                                                    --------------  --------------  --------------  --------------

    Fair values of the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

5. COMMITMENTS AND CONTINGENCIES

    The Company leases equipment and certain office facilities from others under operating leases through 2003. Certain other equipment and facilities are rented monthly. Rental expense amounted to $2,137,000, $2,117,000 and $2,742,000 for the years ended December 31, 1997, 1996 and 1995, respectively. As of December 31, 1997, the minimum future payments under noncancelable operating leases for each of the next five years and in the aggregate subsequent to 2002 are as follows:

1998..............................................      $1,093,000
1999..............................................         945,000
2000..............................................         491,000
2001..............................................         386,000
2002..............................................         168,000
Subsequent to 2002................................           2,000
                                                    --------------
Total.............................................      $3,085,000
                                                    --------------
                                                    --------------

    Total outstanding commitments to fund mortgage loans were $74,496,000 and $46,735,000 at December 31, 1997 and 1996, respectively.

    The Company and its subsidiaries are parties to certain claims and legal actions arising during the ordinary course of business. In the opinion of management, after consulting with legal counsel, these matters will not have a materially adverse effect on the operations or financial position of the Company.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

6. PROPERTY, EQUIPMENT AND SOFTWARE

    A summary of property, equipment and software at December 31 and their respective depreciation rates is as follows:

                                                       RATE OF
                                                     DEPRECIATION        1997            1996
                                                    --------------  --------------  --------------
                                                                            (IN THOUSANDS)
Home office building, including land with a cost
  of $425,000.....................................        2%        $       23,158  $       23,158
Other real estate not held-for-sale or rental.....        4%                   973           1,126
Less accumulated depreciation.....................                         (12,530)        (11,963)
                                                                    --------------  --------------
                                                                            11,601          12,321
Equipment and software............................      5%-33%              23,937          29,010
Less accumulated depreciation.....................                         (18,785)        (22,441)
                                                                    --------------  --------------
                                                                             5,152           6,569
                                                                    --------------  --------------
Total property, equipment and software............                  $       16,753  $       18,890
                                                                    --------------  --------------
                                                                    --------------  --------------

7. FEDERAL INCOME TAXES

    The components of the provision for income taxes and the temporary differences generating deferred income taxes for the years ended December 31 are as follows:

                                                      1997       1996      1995
                                                    ---------  --------  --------
                                                           (IN THOUSANDS)
Current...........................................  $  10,948  $  6,757  $  4,830
Deferred:
  Deferred policy acquisition costs...............        143     1,322     4,139
  Future policy benefits..........................      3,783     2,424     4,010
  Accrual of discount.............................        197       408       494
  Tax on realized gains greater than book.........        571    (1,076)   (1,034)
  Recognition of tax effect previously deferred on
    sale of affiliate stock in prior period.......    (11,169)    --        --
  Employee benefit plans..........................     (2,206)       86      (148)
  Other, net......................................        265       982      (436)
                                                    ---------  --------  --------
                                                       (8,416)    4,146     7,025
                                                    ---------  --------  --------
Total.............................................      2,532    10,903    11,855
Less taxes from discontinued operations:
  Current.........................................     --          (149)    1,539
  Deferred........................................     --           884     1,813
                                                    ---------  --------  --------
                                                       --           735     3,352
                                                    ---------  --------  --------
Total taxes from continuing operations............  $   2,532  $ 10,168  $  8,503
                                                    ---------  --------  --------
                                                    ---------  --------  --------

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

7. FEDERAL INCOME TAXES (CONTINUED)
    The Company did not record any valuation allowances against deferred tax assets at December 31, 1995, 1996 or 1997.

    Total taxes vary from the amounts computed by applying the federal income tax rate of 35% to earnings from continuing operations for the following reasons:

                                                      1997       1996     1995
                                                    ---------  --------  -------
                                                           (IN THOUSANDS)
Application of statutory rate to earnings before
  taxes on income.................................  $  13,552  $  9,888  $ 8,375
Tax-exempt municipal bond interest and dividends
  received deductions.............................       (361)     (291)    (293)
Recognition of tax effect previously deferred on
  sale of affiliate stock in a prior period.......    (11,169)    --       --
Other.............................................        510       571      421
                                                    ---------  --------  -------
                                                    $   2,532  $ 10,168  $ 8,503
                                                    ---------  --------  -------
                                                    ---------  --------  -------

    The significant components comprising the Company's deferred tax assets and liabilities as of December 31, 1997 and 1996 are as follows:

                                                      1997      1996
                                                    --------  --------
Deferred tax liabilities:
  Deferred acquisition costs......................  $ 29,641  $ 27,426
  Tax effect of sale of affiliates stock..........     --       14,169
  Unrealized investment gains and losses..........     7,735     1,987
  Other...........................................     9,655     5,532
                                                    --------  --------
Total deferred tax liability......................    47,031    49,114
Deferred tax assets:
  Reserve for future policy benefits..............    21,411    23,012
  Accrued expenses................................     8,504     6,636
  Other...........................................     4,872     4,554
                                                    --------  --------
Total deferred tax assets.........................    34,787    34,202
                                                    --------  --------
Net deferred tax liability........................  $ 12,244  $ 14,912
                                                    --------  --------
                                                    --------  --------

    Certain amounts that were not currently taxed under pre-1984 tax law were credited to a "policyholders' surplus" account. This account is frozen under the 1984 Tax Act and is taxable only when distributed to stockholders at which time it is taxed at regular corporate rates. The "policyholders' surplus" of the Company approximates $87,000,000. The Company has no present plan for distributing the amount in "policyholders' surplus." Consequently, no provision has been made in the consolidated financial statements for the taxes thereon. However, if such taxes were assessed, the amount of taxes payable would be approximately $30,000,000.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

7. FEDERAL INCOME TAXES (CONTINUED)

    Earnings taxed on a current basis are accumulated in a "shareholder's surplus" account and can be distributed to the shareholder without tax. The shareholder's surplus amounted to approximately $247,000,000 at December 31, 1997.

8. BENEFIT PLANS

TRUSTEED EMPLOYEE RETIREMENT PLAN AND JONES & BABSON, INC. PENSION PLAN

    The Company has a trusteed employee retirement plan for the benefit of salaried employees who have reached age 21 and who have completed one year of service. The plan, which is administered by an Employees' Retirement Committee consisting of at least three officers appointed by the Board of Directors of the Company, provides for normal retirement at age 65 or earlier retirement based on minimum age and service requirements. Retirement may be deferred to age 70. Upon retirement, the retirees receive monthly benefit payments from the plan's BMA group pension investment contract. During 1997, approximately $4.3 million of annual benefits were covered by a group pension investment contract issued by the Company. Assets of the plan, primarily equities, are held by three trustees appointed by the Board of Directors.

    The Company's subsidiary, Jones & Babson, Inc., had a pension plan covering substantially all employees. As of January 5, 1995, that plan was merged into the trusteed plan for BMA salaried employees. The benefits for the Jones & Babson, Inc. employees in the merged plan were the same as provided in the previous Jones & Babson, Inc. pension plan. Effective January 1, 1997, the benefit formula for the Jones & Babson, Inc. employees was changed to be identical with the benefit formula used for BMA employees. All benefits accrued prior to January 1, 1997 have been preserved. Employees of the Company's subsidiary, BMA Financial Services, Inc., became eligible to participate in the Company's plan effective January 1, 1995.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

8. BENEFIT PLANS (CONTINUED)
    The following table sets forth the plan's funded status at December 31:

                                                                                     1997        1996
                                                                                  ----------  ----------
                                                                                      (IN THOUSANDS)
Actuarial present value of accumulated benefit obligations:
  Vested........................................................................  $   50,968  $   45,377
  Non-vested....................................................................       1,397       1,296
                                                                                  ----------  ----------
Total...........................................................................  $   52,365  $   46,673
                                                                                  ----------  ----------
                                                                                  ----------  ----------

Projected benefit obligation for service rendered to date.......................  $  (62,683) $  (57,186)
Plan assets at fair value.......................................................      85,605      79,679
                                                                                  ----------  ----------
Plan assets in excess of projected benefit obligation...........................      22,922      22,493
Unrecognized net gain from past experience different from that assumed and
  effects of changes in assumptions.............................................     (23,519)    (24,732)
Prior service cost not yet recognized in net periodic pension cost..............       2,034       2,607
Unrecognized net asset at January 1, 1987 being recognized over 15 years........      (1,177)     (1,471)
Adjustment to recognize minimum liability.......................................         (50)        (57)
                                                                                  ----------  ----------
Prepaid (accrued) pension cost..................................................  $      210  $   (1,160)
                                                                                  ----------  ----------
                                                                                  ----------  ----------

                                                                         1997        1996        1995
                                                                      ----------  ----------  ----------
Net pension cost included the following components:
  Service cost--benefits earned during the period...................  $    1,767  $    1,797  $    1,758
  Interest cost on projected benefit obligation.....................       4,374       4,195       4,089
  Actual return on plan assets......................................     (10,316)     (9,745)    (12,888)
  Net amortization and deferral.....................................       2,812       3,102       7,019
                                                                      ----------  ----------  ----------
Net pension benefit.................................................  $   (1,363) $     (651) $      (22)
                                                                      ----------  ----------  ----------
                                                                      ----------  ----------  ----------

    In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.5% for 1997, 8% for 1996 and 7.5% for 1995, and the rate of increase in future compensation levels used was 5% for 1997, 5.5% for 1996 and 5% for 1995. The expected long-term rate of return on assets was 8% in 1997, 1996 and 1995.

SUPPLEMENTAL RETIREMENT PROGRAMS AND DEFERRED COMPENSATION PLAN

    The Company has supplemental retirement programs for senior executive officers and for group sales managers and group sales persons who are participants in the trusteed retirement plan. These programs are not qualified under Section 401(a) of the Internal Revenue Code and are not prefunded. Benefits are paid directly by the Company as they become due. Benefits are equal to an amount computed on the same basis as under the trusteed retirement plan (except incentive compensation is included and limitations under Sections 401 and 415 of the Internal Revenue Code are not considered) less the actual benefit payable under the trusteed plan.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

8. BENEFIT PLANS (CONTINUED)
    The Company also has a deferred compensation plan for the Company's managers that provides retirement benefits based on renewal premium income at retirement resulting from the sales unit developed by the manager. This program is not qualified under Section 401(a) of the Internal Revenue Code and is not prefunded. As of January 1, 1987, the plan was frozen with respect to new entrants. Currently, there are two managers who have not retired and will be entitled to future benefits under the program. The actuarial present value of benefits shown below includes these active managers, as well as all managers who have retired and are entitled to benefits under the program.

    The following table sets forth the combined supplemental retirement programs' and deferred compensation plan's funded status at December 31:

                                                                                     1997        1996
                                                                                  ----------  ----------
                                                                                      (IN THOUSANDS)
Actuarial present value of accumulated benefit obligations:
  Vested........................................................................  $    9,964  $    8,535
  Non-vested....................................................................         136         234
                                                                                  ----------  ----------
Total...........................................................................  $   10,100  $    8,769
                                                                                  ----------  ----------
                                                                                  ----------  ----------

Projected benefit obligation for service rendered to date.......................  $  (11,281) $  (10,178)
Unrecognized net loss from past experience different from that assumed and
  effects of changes in assumptions.............................................       2,260       1,319
Prior service cost not yet recognized in net periodic pension cost..............         678         856
Unrecognized net obligation at January 1, 1987 being recognized over 15 years...         729         911
Adjustment required to recognize minimum liability..............................      (2,486)     (1,677)
                                                                                  ----------  ----------
Accrued pension liability.......................................................  $  (10,100) $   (8,769)
                                                                                  ----------  ----------
                                                                                  ----------  ----------

                                                                               1997       1996       1995
                                                                             ---------  ---------  ---------
Net pension cost included the following components:
  Service cost--benefits earned during the period..........................  $     190  $     189  $     197
  Interest cost on projected benefit obligation............................        783        761        651
  Net amortization and deferral............................................        469        513        371
                                                                             ---------  ---------  ---------
Net pension cost...........................................................  $   1,442  $   1,463  $   1,219
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------

    In determining the actuarial present value of the projected benefit obligation, the weighted-average discount rate utilized was 7.5% for 1997, 8% for 1996 and 7.5% for 1995. The rate of increase in future compensation levels used was 5% for 1997, 5.5% for 1996 and 5% for 1995.

SAVINGS AND INVESTMENT PLANS

    The Company has savings and investment plans qualifying under Section 401(k) of the Internal Revenue Code. Employees and sales representatives are eligible to participate after one year of service. Participant contributions are invested by the trustees for the plans at the direction of the participant in any one or more of four investment funds. The Company makes matching contributions in varying amounts.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

8. BENEFIT PLANS (CONTINUED)
The Company's matching contributions amounted to $1,099,000 in 1997, $1,284,000 in 1996 and $1,336,000 in 1995. Participants are fully vested in the Company match after five years of service.

    The Company has a field force retirement plan for the benefit of agents and managers. The plan is a defined contribution plan with contributions made entirely by the Company. Each agent or manager under a standard contract with one year of service with the Company is eligible to participate. The Company makes an annual contribution for each participant equal to 3% of eligible earnings up to the Social Security wage base and 6% of eligible earnings which are in excess of the Social Security wage base. Each participant is fully vested in his retirement account after five years of service. Assets of the plan are deposited in a retirement trust fund and maintained by the plan trustees who are appointed by the Company. The Company incurred costs related to this plan of $230,000 in 1997, $225,000 in 1996 and $420,000 in 1995.

DEFINED BENEFIT HEALTH CARE PLAN

    In addition to the Company's other benefit plans, the Company sponsors an unfunded defined benefit health care plan that provides postretirement medical benefits to full-time employees for whom the sum of the employee's age and years of service equals or exceeds 75, with a minimum age requirement of 50 and at least 10 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. The accounting for the plan anticipates a future cost-sharing arrangement with retirees that is consistent with the Company's past practices.

    The following table presents the plan's funded status at December 31:

                                                                                      1997       1996
                                                                                    ---------  ---------
                                                                                       (IN THOUSANDS)
Accumulated postretirement benefit obligation:
  Retirees........................................................................  $   9,636  $  10,199
  Active plan participants........................................................      1,854      2,054
                                                                                    ---------  ---------
                                                                                       11,490     12,253
Plan assets at fair value.........................................................     --         --
                                                                                    ---------  ---------
Accumulated postretirement benefit obligation in excess of plan assets............     11,490     12,253
Unrecognized net loss.............................................................       (268)      (125)
Unrecognized transition obligation................................................     (4,872)    (5,199)
Unrecognized prior service costs..................................................     (2,808)    (4,008)
                                                                                    ---------  ---------
Accrued postretirement benefit cost...............................................  $   3,542  $   2,921
                                                                                    ---------  ---------
                                                                                    ---------  ---------

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

8. BENEFIT PLANS (CONTINUED)
    Net periodic postretirement benefit cost includes the following components:

                                                                               1997       1996       1995
                                                                             ---------  ---------  ---------
                                                                                     (IN THOUSANDS)
Service cost...............................................................  $     122  $     118  $     153
Interest cost..............................................................        878        867        771
Amortization of transition obligation over 20 years........................        327        327        511
Amortization of past service costs.........................................        407        407     --
                                                                             ---------  ---------  ---------
Net periodic postretirement benefit cost...................................  $   1,734  $   1,719  $   1,435
                                                                             ---------  ---------  ---------
                                                                             ---------  ---------  ---------

    The weighted-average annual assumed rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) varies per year, equal to the maximum contractual increase of the Company's contribution. Because the Company's future contributions are contractually limited as discussed above, an increase in the health care cost trend rate has a minimal impact on expected benefit payments.

    The weighted-average discount rate used in determining the accumulated postretirement benefit obligation was 7.25%, 7.5% and 7.5% at December 31, 1997, 1996 and 1995 respectively.

    During the year ended December 31, 1995, the Company recognized a reduction in the accumulated postretirement benefit obligation of approximately $3,165,000 from a curtailment of the plan due to the disposal of its medical line of business. The decrease in the accumulated postretirement benefit obligation has been directly offset by a reduction of the remaining unrecognized transition obligation. The Company also adopted certain plan amendments during 1995 that resulted in an increase to the accumulated postretirement benefit obligation of approximately $4,415,000 related to prior service rendered by plan participants. This amount has been deferred and will be amortized over the remaining service period of active plan participants.

9. REINSURANCE

    The Company actively solicits reinsurance from other companies. The Company also cedes portions of the insurance it writes as described in the next paragraph. The effect of reinsurance on premiums earned from continuing operations was as follows:

                                                                        1997        1996        1995
                                                                     ----------  ----------  ----------
                                                                               (IN THOUSANDS)
Direct.............................................................  $  118,192  $  124,912  $  153,476
Assumed............................................................     134,541     116,154     102,212
Ceded..............................................................     (54,613)    (38,114)    (77,604)
                                                                     ----------  ----------  ----------
Total net premium..................................................     198,120     202,952     178,084
Less net premium from discontinued operations......................      --          --             430
                                                                     ----------  ----------  ----------
Total net premium from continuing operations.......................  $  198,120  $  202,952  $  177,654
                                                                     ----------  ----------  ----------
                                                                     ----------  ----------  ----------

    The Company reinsures with other companies portions of the insurance it writes, thereby limiting its exposure on larger risks. Normal retentions without reinsurance are $750,000 on an individual life policy,

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

9. REINSURANCE (CONTINUED)
$750,000 on individual life insurance assumed and $200,000 on an individual life insured under a single group life policy. As of December 31, 1997, the Company had ceded to other life insurance companies individual life insurance in force of approximately $24.1 billion and group life of approximately $654 million.

    Benefits and reserves ceded to other insurers amounted to $42,069,000, $28,132,000 and $53,672,000 during the years ended December 31, 1997, 1996 and
1995, respectively. At December 31, 1997 and 1996, policy reserves ceded to other insurers were $55,568,000 and $43,573,000, respectively. Claim reserves ceded amounted to $16,432,000 and $14,604,000 at December 31, 1997 and 1996,
respectively. The Company remains contingently liable on all reinsurance ceded by it to others. This contingent liability would become an actual liability in the event an assuming reinsurer should fail to perform its obligations under its reinsurance agreement with the Company.

10. RELATED-PARTY TRANSACTIONS

    The Company reimburses Generali's U.S. branch for certain expenses incurred on the Company's behalf. These expenses were not material in 1997, 1996 or 1995. The Company retrocedes a portion of the life insurance it assumes to Generali. In accordance with this agreement, the Company ceded premiums of $873,000, $1,035,000 and $1,023,000 during 1997, 1996 and 1995, respectively. The Company ceded no claims during 1997, 1996 or 1995.

    In 1995, the Company entered into a modified coinsurance agreement with Generali to cede 50% of certain single-premium deferred annuity contracts issued. In accordance with this agreement, $35 million, $60 million and $137 million in account balances were ceded to Generali in 1997, 1996 and 1995, respectively, and Generali loaned such amounts back to the Company. Account balances ceded and loaned back at December 31, 1997 and 1996 were $213 million and $193 million, respectively. The recoverable amount from Generali was offset against the loan. The net expense related to this agreement was $1,895,000, $1,344,000 and $136,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company held payables to Generali of $799,000 and $972,000 at December 31, 1997 and 1996, respectively.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

11. STOCKHOLDER'S EQUITY

    The components of the balance sheet caption "net unrealized gain on securities" in stockholder's equity are summarized as follows:

                                                                                       1997       1996
                                                                                     ---------  ---------
                                                                                        (IN THOUSANDS)
Net unrealized gains (losses) on securities:
  Fixed maturities.................................................................  $  17,560  $   2,046
  Equity securities................................................................     10,999      3,706
  Securities held in separate account..............................................        334     --
                                                                                     ---------  ---------
Net unrealized gains (losses)......................................................     28,893      5,752
Adjustment to deferred policy acquisition costs....................................     (7,224)       (35)
Adjustment to unearned revenue reserve.............................................        430        (44)
Deferred income taxes..............................................................     (7,735)    (1,987)
                                                                                     ---------  ---------
Net unrealized gains (losses)......................................................  $  14,364  $   3,686
                                                                                     ---------  ---------
                                                                                     ---------  ---------

12. DISCONTINUED OPERATIONS

    In June of 1994, the Company adopted a plan to dispose of its medical line of business. Accordingly, the medical line of business was considered a discontinued operation for the years ended 1996 and 1995, and the consolidated financial statements report separately the net assets and operating results of the discontinued operations.

    During 1994, the Company entered into an agreement to dispose of the Company's Kansas and Missouri group medical business and sell the Company's wholly-owned HMO, BMA Selectcare. The transaction closed on December 31, 1994. The agreement provided for the full reinsurance of the Company's Kansas and Missouri group medical business through the renewal dates of the related group contracts. The estimated gain on disposal of this business was recorded in 1994. An additional gain of $661,000, net of tax, was recorded in 1995 reflecting various adjustments to initial estimates.

    The Company also entered into an agreement during 1994 to dispose of the remainder of its medical line of business effective January 1, 1995. This transaction closed January 31, 1995 and, accordingly, was reflected in the 1995 financial statements. The agreement provided for the reinsurance of substantially all of the Company's remaining group and individual medical business through the renewal dates of the related contracts. Under the agreement, the Company continued to remain primarily liable for claims, billing and receipts through the next anniversary dates of the policies reinsured. The estimated gain on disposal of this business of $5,694,000, net of income taxes, was recorded in 1995. An additional gain of $1,416,000, net of income taxes, was recorded in 1996 reflecting various adjustments to initial estimates.

13. IMPACT OF YEAR 2000 (UNAUDITED)

    Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                 (A MEMBER OF THE GENERALI GROUP OF COMPANIES)

             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

                               DECEMBER 31, 1997

13. IMPACT OF YEAR 2000 (UNAUDITED) (CONTINUED)
    The Company has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. The Company currently expects the project to be substantially complete by late 1998 which is prior to any anticipated impact on its operating systems. Based on this plan, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements.

                                   APPENDIX A

                         ILLUSTRATION OF POLICY VALUES

    In order to show You how the Policy works, We created some hypothetical examples. We chose two males ages 45 and 55 and a female age 50. Our hypothetical insureds are in good health, do not smoke and qualify for preferred non-tobacco rates. The initial and Planned Premiums are shown in the upper portion of each illustration. The Death Proceeds, Accumulation Values and Cash Surrender Values would be lower if the Primary Insured was in a standard non-tobacco, tobacco or special Rate Class since the cost of insurance charges would increase.

    There are three illustrations--all of which are based on the above. We also assumed that the underlying Investment Option had gross rates of return of 0%, 6%, 12%. This means that the underlying Investment Option would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of approximately .93% for these charges) are approximately -.93%, 5.07% and 11.07%.

    It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of Your Policy. In order to properly show You how the Policy actually works, We calculated values for the Accumulation Value, Cash Surrender Value and the Death Proceeds. The Death Proceeds are the Death Benefit minus any outstanding loans and loan interest accrued. We used the charges We described in the Expenses Section of the Prospectus. These charges are: (1) Premium Charge; (2) Policy Charge; and (3) Risk Charge. We also deducted for the cost of insurance based on both the current charges and the guaranteed charges. The values also assume that each Investment Option will incur expenses annually which are assumed to be approximately .93% of the average net assets of the Investment Option. This is the average of the fees and expenses of the Investment Options in 1997 or estimated (for new Investment Options) through 1998. The expenses of .93% reflect the voluntary waiver of certain advisory fees and/or the reimbursement of operating expenses for certain Investment Options (as noted under Expenses--Investment Option Expenses in Part I of this prospectus). If the advisory fees had not been waived and/or if expenses had not been reimbursed, the average expenses would have been approximately 2.02%. The investment advisers currently anticipate that the current waiver and/or reimbursement arrangements will continue through at least May 1, 1999 to the extent necessary to maintain the total annual portfolio expense levels as described under Expenses--Investment Option Expenses. If the waiver and/or reimbursement arrangements were not in effect, the Death Proceeds, Accumulation Values and the Cash Surrender Values shown in the illustrations below would be lower. The illustration assumes no loans were taken.

    There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how the Premium grows if it was invested at 5% per year.

    We will furnish You, upon request, a comparable personalized illustration reflecting the proposed insured's Age, Rate Class, Specified Amount, the Planned Premiums, and reflecting both the current cost of insurance and the guaranteed cost of insurance.

                                      BMA
                        CLARITY VARIABLE UNIVERSAL LIFE

                       MALE AGE 45 PREFERRED NON-TOBACCO
                          ASSUMING GUARANTEED CHARGES
                            PLANNED PREMIUM: $1,980
                       INITIAL SPECIFIED AMOUNT: $150,000
                          DEATH BENEFIT OPTION: LEVEL

                                    DEATH PROCEEDS                           ACCUMULATION VALUE
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
          PREMIUMS           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
         ACCUMULATED   ----------------------------------------   ----------------------------------------
END OF      AT 5%       0% GROSS                                   0% GROSS
POLICY    INTEREST       (-0.93%      6% GROSS      12% GROSS       (-0.93%      6% GROSS      12% GROSS
 YEAR     PER YEAR        NET)       (5.07% NET)   (11.07% NET)      NET)       (5.07% NET)   (11.07% NET)
------   -----------   -----------   -----------   ------------   -----------   -----------   ------------

 1           2,079       150,000       150,000       150,000          1,054        1,140          1,227

 2           4,262       150,000       150,000       150,000          2,233        2,476          2,731

 3           6,554       150,000       150,000       150,000          3,353        3,831          4,350

 4           8,961       150,000       150,000       150,000          4,414        5,202          6,094

 5          11,488       150,000       150,000       150,000          5,411        6,586          7,970

 6          14,141       150,000       150,000       150,000          6,342        7,981          9,993

 7          16,927       150,000       150,000       150,000          7,200        9,379         12,168

 8          19,853       150,000       150,000       150,000          7,975       10,771         14,505

 9          22,924       150,000       150,000       150,000          8,663       12,150         17,014

 10         26,149       150,000       150,000       150,000          9,250       13,505         19,704

 11         29,536       150,000       150,000       150,000          9,801       14,918         22,718

 12         33,092       150,000       150,000       150,000         10,236       16,298         25,970

 13         36,825       150,000       150,000       150,000         10,550       17,636         29,487

 14         40,746       150,000       150,000       150,000         10,734       18,925         33,299

 15         44,862       150,000       150,000       150,000         10,771       20,146         37,433

 16         49,184       150,000       150,000       150,000         10,646       21,284         41,922

 17         53,722       150,000       150,000       150,000         10,339       22,317         46,805

 18         58,487       150,000       150,000       150,000          9,825       23,220         52,125

 19         63,491       150,000       150,000       150,000          9,071       23,958         57,931

 20         68,744       150,000       150,000       150,000          8,042       24,494         64,285

                  CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
        ----------------------------------------
END OF   0% GROSS
POLICY    (-0.93%      6% GROSS      12% GROSS
 YEAR      NET)       (5.07% NET)   (11.07% NET)
------  -----------   -----------   ------------
 1             0             0              0
 2             0             1            256
 3           878         1,356          1,875
 4         1,939         2,727          3,619
 5         3,356         4,531          5,916
 6         4,684         6,323          8,335
 7         5,962         8,141         10,931
 8         7,159         9,955         13,688
 9         8,242        11,730         16,593
 10        9,250        13,505         19,704
 11        9,801        14,918         22,718
 12       10,236        16,298         25,970
 13       10,550        17,636         29,487
 14       10,734        18,925         33,299
 15       10,771        20,146         37,433
 16       10,646        21,284         41,922
 17       10,339        22,317         46,805
 18        9,825        23,220         52,125
 19        9,071        23,958         57,931
 20        8,042        24,494         64,285

    The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the Investment Options selected by the Policyowner.

    The Death Proceeds, Accumulation Value and Cash Surrender Value for a Policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any Policy loans or partial surrenders were made.

    No representation can be made by BMA, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                      BMA
                        CLARITY VARIABLE UNIVERSAL LIFE

                       MALE AGE 45 PREFERRED NON-TOBACCO
                            ASSUMING CURRENT CHARGES
                            PLANNED PREMIUM: $1,980
                       INITIAL SPECIFIED AMOUNT: $150,000
                          DEATH BENEFIT OPTION: LEVEL

                                    DEATH PROCEEDS                           ACCUMULATION VALUE
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
          PREMIUMS           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
         ACCUMULATED   ----------------------------------------   ----------------------------------------
END OF      AT 5%       0% GROSS                                   0% GROSS
POLICY    INTEREST       (-0.93%      6% GROSS      12% GROSS       (-0.93%      6% GROSS      12% GROSS
 YEAR     PER YEAR        NET)       (5.07% NET)   (11.07% NET)      NET)       (5.07% NET)   (11.07% NET)
------   -----------   -----------   -----------   ------------   -----------   -----------   ------------

 1           2,079       150,000       150,000       150,000          1,079        1,166          1,253

 2           4,262       150,000       150,000       150,000          2,360        2,609          2,870

 3           6,554       150,000       150,000       150,000          3,601        4,096          4,634

 4           8,961       150,000       150,000       150,000          4,803        5,628          6,560

 5          11,488       150,000       150,000       150,000          5,965        7,207          8,666

 6          14,141       150,000       150,000       150,000          7,089        8,836         10,971

 7          16,927       150,000       150,000       150,000          8,172       10,514         13,495

 8          19,853       150,000       150,000       150,000          9,213       12,243         16,261

 9          22,924       150,000       150,000       150,000         10,212       14,023         19,290

 10         26,149       150,000       150,000       150,000         11,164       15,853         22,611

 11         29,536       150,000       150,000       150,000         12,144       17,835         26,388

 12         33,092       150,000       150,000       150,000         13,072       19,876         30,548

 13         36,825       150,000       150,000       150,000         13,942       21,973         35,127

 14         40,746       150,000       150,000       150,000         14,755       24,133         40,179

 15         44,862       150,000       150,000       150,000         15,508       26,354         45,755

 16         49,184       150,000       150,000       150,000         16,135       28,580         51,867

 17         53,722       150,000       150,000       150,000         16,692       30,866         58,630

 18         58,487       150,000       150,000       150,000         17,185       33,222         66,129

 19         63,491       150,000       150,000       150,000         17,605       35,644         74,450

 20         68,744       150,000       150,000       150,000         17,950       38,138         83,696

                  CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
        ----------------------------------------
END OF   0% GROSS
POLICY    (-0.93%      6% GROSS      12% GROSS
 YEAR      NET)       (5.07% NET)   (11.07% NET)
------  -----------   -----------   ------------
 1             0             0              0
 2             0           134            395
 3         1,126         1,621          2,159
 4         2,328         3,153          4,085
 5         3,911         5,153          6,612
 6         5,430         7,178          9,313
 7         6,934         9,277         12,258
 8         8,397        11,427         15,444
 9         9,791        13,603         18,870
 10       11,164        15,853         22,611
 11       12,144        17,835         26,388
 12       13,072        19,876         30,548
 13       13,942        21,973         35,127
 14       14,755        24,133         40,179
 15       15,508        26,354         45,755
 16       16,135        28,580         51,867
 17       16,692        30,866         58,630
 18       17,185        33,222         66,129
 19       17,605        35,644         74,450
 20       17,950        38,138         83,696

    The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the Investment Options selected by the Policyowner.

    The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any Policy loans or partial surrenders were made.

    No representation can be made by BMA, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                      BMA
                        CLARITY VARIABLE UNIVERSAL LIFE

                       MALE AGE 55 PREFERRED NON-TOBACCO
                          ASSUMING GUARANTEED CHARGES
                            PLANNED PREMIUM: $3,654
                       INITIAL SPECIFIED AMOUNT: $150,000
                          DEATH BENEFIT OPTION: LEVEL

                                    DEATH PROCEEDS                           ACCUMULATION VALUE
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
          PREMIUMS           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
         ACCUMULATED   ----------------------------------------   ----------------------------------------
END OF      AT 5%       0% GROSS                                   0% GROSS
POLICY    INTEREST       (-0.93%      6% GROSS      12% GROSS       (-0.93%      6% GROSS      12% GROSS
 YEAR     PER YEAR        NET)       (5.07% NET)   (11.07% NET)      NET)       (5.07% NET)   (11.07% NET)
------   -----------   -----------   -----------   ------------   -----------   -----------   ------------

 1           3,837       150,000       150,000       150,000          1,955        2,115          2,275

 2           7,865       150,000       150,000       150,000          3,954        4,401          4,868

 3          12,095       150,000       150,000       150,000          5,812        6,677          7,620

 4          16,537       150,000       150,000       150,000          7,523        8,938         10,543

 5          21,200       150,000       150,000       150,000          9,076       11,169         13,646

 6          26,097       150,000       150,000       150,000         10,458       13,356         16,938

 7          31,238       150,000       150,000       150,000         11,653       15,485         20,431

 8          36,637       150,000       150,000       150,000         12,642       17,533         24,135

 9          42,306       150,000       150,000       150,000         13,399       19,472         28,058

 10         48,258       150,000       150,000       150,000         13,896       21,274         32,213

 11         54,507       150,000       150,000       150,000         14,224       23,066         36,835

 12         61,069       150,000       150,000       150,000         14,245       24,685         41,790

 13         67,959       150,000       150,000       150,000         13,929       26,101         47,124

 14         75,194       150,000       150,000       150,000         13,245       27,282         52,899

 15         82,790       150,000       150,000       150,000         12,148       28,186         59,182

 16         90,767       150,000       150,000       150,000         10,570       28,747         66,051

 17         99,142       150,000       150,000       150,000          8,341       28,807         73,549

 18        107,936       150,000       150,000       150,000          5,515       28,401         81,891

 19        117,169       150,000       150,000       150,000          1,860       27,320         91,191

 20        126,864         Lapse       150,000       150,000          Lapse       25,404        101,667

                  CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
        ----------------------------------------
END OF   0% GROSS
POLICY    (-0.93%      6% GROSS      12% GROSS
 YEAR      NET)       (5.07% NET)   (11.07% NET)
------  -----------   -----------   ------------
 1             0             0              0
 2           300           747          1,214
 3         2,158         3,023          3,966
 4         3,869         5,284          6,889
 5         6,043         8,136         10,613
 6         8,009        10,908         14,490
 7         9,826        13,658         18,604
 8        11,436        16,327         22,929
 9        12,778        18,851         27,437
 10       13,896        21,274         32,213
 11       14,224        23,066         36,835
 12       14,245        24,685         41,790
 13       13,929        26,101         47,124
 14       13,245        27,282         52,899
 15       12,148        28,186         59,182
 16       10,570        28,747         66,051
 17        8,341        28,807         73,549
 18        5,515        28,401         81,891
 19        1,860        27,320         91,191
 20        Lapse        25,404        101,667

    The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the Investment Options selected by the Policyowner.

    The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any Policy loans or partial surrenders were made.

    No representation can be made by BMA, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                      BMA
                        CLARITY VARIABLE UNIVERSAL LIFE

                       MALE AGE 55 PREFERRED NON-TOBACCO
                            ASSUMING CURRENT CHARGES
                            PLANNED PREMIUM: $3,654
                       INITIAL SPECIFIED AMOUNT: $150,000
                          DEATH BENEFIT OPTION: LEVEL

                                    DEATH PROCEEDS                           ACCUMULATION VALUE
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
          PREMIUMS           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
         ACCUMULATED   ----------------------------------------   ----------------------------------------
END OF      AT 5%       0% GROSS                                   0% GROSS
POLICY    INTEREST       (-0.93%      6% GROSS      12% GROSS       (-0.93%      6% GROSS      12% GROSS
 YEAR     PER YEAR        NET)       (5.07% NET)   (11.07% NET)      NET)       (5.07% NET)   (11.07% NET)
------   -----------   -----------   -----------   ------------   -----------   -----------   ------------

 1           3,837       150,000       150,000       150,000          2,262        2,431          2,601

 2           7,865       150,000       150,000       150,000          4,674        5,162          5,672

 3          12,095       150,000       150,000       150,000          6,997        7,962          9,011

 4          16,537       150,000       150,000       150,000          9,230       10,834         12,646

 5          21,200       150,000       150,000       150,000         11,369       13,775         16,606

 6          26,097       150,000       150,000       150,000         13,416       16,792         20,930

 7          31,238       150,000       150,000       150,000         15,363       19,882         25,654

 8          36,637       150,000       150,000       150,000         17,210       23,049         30,823

 9          42,306       150,000       150,000       150,000         18,949       26,288         36,485

 10         48,258       150,000       150,000       150,000         20,566       29,593         42,689

 11         54,507       150,000       150,000       150,000         22,181       33,138         49,743

 12         61,069       150,000       150,000       150,000         23,683       36,789         57,554

 13         67,959       150,000       150,000       150,000         25,069       40,555         66,221

 14         75,194       150,000       150,000       150,000         26,338       44,446         75,864

 15         82,790       150,000       150,000       150,000         27,470       48,459         86,610

 16         90,767       150,000       150,000       150,000         28,156       52,349         98,467

 17         99,142       150,000       150,000       150,000         28,646       56,339        111,768

 18        107,936       150,000       150,000       150,000         28,974       60,476        126,758

 19        117,169       150,000       150,000       156,603         29,124       64,770        143,673

 20        126,864       150,000       150,000       162,474         29,057       69,222        162,474

                  CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
        ----------------------------------------
END OF   0% GROSS
POLICY    (-0.93%      6% GROSS      12% GROSS
 YEAR      NET)       (5.07% NET)   (11.07% NET)
------  -----------   -----------   ------------
 1             0             0              0
 2         1,020         1,508          2,018
 3         3,343         4,308          5,357
 4         5,576         7,180          8,992
 5         8,336        10,743         13,573
 6        10,967        14,344         18,482
 7        13,536        18,055         23,827
 8        16,005        21,843         29,618
 9        18,328        25,667         35,864
 10       20,566        29,593         42,689
 11       22,181        33,138         49,743
 12       23,683        36,789         57,554
 13       25,069        40,555         66,221
 14       26,338        44,446         75,864
 15       27,470        48,459         86,610
 16       28,156        52,349         98,467
 17       28,646        56,339        111,768
 18       28,974        60,476        126,758
 19       29,124        64,770        143,673
 20       29,057        69,222        162,474

    The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the Investment Options selected by the Policyowner.

    The Death Proceeds, Accumulation Value and Cash Surrender Value for a Policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any Policy loans or partial surrenders were made.

    No representation can be made by BMA, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                      BMA
                        CLARITY VARIABLE UNIVERSAL LIFE

                      FEMALE AGE 50 PREFERRED NON-TOBACCO
                          ASSUMING GUARANTEED CHARGES
                            PLANNED PREMIUM: $2,232
                       INITIAL SPECIFIED AMOUNT: $150,000
                          DEATH BENEFIT OPTION: LEVEL

                                    DEATH PROCEEDS                           ACCUMULATION VALUE
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
          PREMIUMS           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
         ACCUMULATED   ----------------------------------------   ----------------------------------------
END OF      AT 5%       0% GROSS                                   0% GROSS
POLICY    INTEREST       (-0.93%      6% GROSS      12% GROSS       (-0.93%      6% GROSS      12% GROSS
 YEAR     PER YEAR        NET)       (5.07% NET)   (11.07% NET)      NET)       (5.07% NET)   (11.07% NET)
------   -----------   -----------   -----------   ------------   -----------   -----------   ------------

 1           2,344       150,000       150,000       150,000          1,161        1,257          1,354

 2           4,804       150,000       150,000       150,000          2,440        2,711          2,994

 3           7,388       150,000       150,000       150,000          3,652        4,180          4,755

 4          10,101       150,000       150,000       150,000          4,790        5,659          6,644

 5          12,950       150,000       150,000       150,000          5,854        7,147          8,672

 6          15,941       150,000       150,000       150,000          6,843        8,642         10,854

 7          19,082       150,000       150,000       150,000          7,755       10,143         13,206

 8          22,379       150,000       150,000       150,000          8,593       11,653         15,749

 9          25,842       150,000       150,000       150,000          9,361       13,177         18,510

 10         29,478       150,000       150,000       150,000         10,057       14,711         21,510

 11         33,295       150,000       150,000       150,000         10,748       16,351         24,908

 12         37,303       150,000       150,000       150,000         11,346       17,993         28,615

 13         41,512       150,000       150,000       150,000         11,830       19,618         32,650

 14         45,931       150,000       150,000       150,000         12,170       21,197         37,033

 15         50,572       150,000       150,000       150,000         12,342       22,708         41,793

 16         55,444       150,000       150,000       150,000         12,332       24,137         46,976

 17         60,559       150,000       150,000       150,000         12,126       25,469         52,637

 18         65,931       150,000       150,000       150,000         11,721       26,699         58,850

 19         71,571       150,000       150,000       150,000         11,113       27,824         65,702

 20         77,493       150,000       150,000       150,000         10,285       28,827         73,287

                  CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
        ----------------------------------------
END OF   0% GROSS
POLICY    (-0.93%      6% GROSS      12% GROSS
 YEAR      NET)       (5.07% NET)   (11.07% NET)
------  -----------   -----------   ------------
 1             0             0              0
 2             0           200            483
 3         1,141         1,669          2,244
 4         2,279         3,148          4,133
 5         3,770         5,063          6,588
 6         5,160         6,959          9,172
 7         6,499         8,888         11,951
 8         7,764        10,825         14,921
 9         8,934        12,750         18,083
 10       10,057        14,711         21,510
 11       10,748        16,351         24,908
 12       11,346        17,993         28,615
 13       11,830        19,618         32,650
 14       12,170        21,197         37,033
 15       12,342        22,708         41,793
 16       12,332        24,137         46,976
 17       12,126        25,469         52,637
 18       11,721        26,699         58,850
 19       11,113        27,824         65,702
 20       10,285        28,827         73,287

    The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the Investment Options selected by the Policyowner.

    The Death Proceeds, Accumulation Value and Cash Surrender Value for a policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any Policy loans or partial surrenders were made.

    No representation can be made by BMA, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

                                      BMA
                        CLARITY VARIABLE UNIVERSAL LIFE

                      FEMALE AGE 50 PREFERRED NON-TOBACCO
                            ASSUMING CURRENT CHARGES
                            PLANNED PREMIUM: $2,232
                       INITIAL SPECIFIED AMOUNT: $150,000
                          DEATH BENEFIT OPTION: LEVEL

                                    DEATH PROCEEDS                           ACCUMULATION VALUE
                             ASSUMING HYPOTHETICAL GROSS                ASSUMING HYPOTHETICAL GROSS
          PREMIUMS           ANNUAL INVESTMENT RETURN OF                ANNUAL INVESTMENT RETURN OF
         ACCUMULATED   ----------------------------------------   ----------------------------------------
END OF      AT 5%       0% GROSS                                   0% GROSS
POLICY    INTEREST       (-0.93%      6% GROSS      12% GROSS       (-0.93%      6% GROSS      12% GROSS
 YEAR     PER YEAR        NET)       (5.07% NET)   (11.07% NET)      NET)       (5.07% NET)   (11.07% NET)
------   -----------   -----------   -----------   ------------   -----------   -----------   ------------

 1           2,344       150,000       150,000       150,000          1,227        1,325          1,424

 2           4,804       150,000       150,000       150,000          2,656        2,938          3,232

 3           7,388       150,000       150,000       150,000          4,045        4,603          5,209

 4          10,101       150,000       150,000       150,000          5,391        6,321          7,371

 5          12,950       150,000       150,000       150,000          6,693        8,092          9,735

 6          15,941       150,000       150,000       150,000          7,952        9,919         12,325

 7          19,082       150,000       150,000       150,000          9,170       11,807         15,165

 8          22,379       150,000       150,000       150,000         10,349       13,760         18,286

 9          25,842       150,000       150,000       150,000         11,496       15,789         21,724

 10         29,478       150,000       150,000       150,000         12,611       17,896         25,514

 11         33,295       150,000       150,000       150,000         13,781       20,199         29,849

 12         37,303       150,000       150,000       150,000         14,916       22,599         34,648

 13         41,512       150,000       150,000       150,000         16,011       25,093         39,957

 14         45,931       150,000       150,000       150,000         17,047       27,670         45,822

 15         50,572       150,000       150,000       150,000         18,041       30,350         52,321

 16         55,444       150,000       150,000       150,000         18,933       33,086         59,486

 17         60,559       150,000       150,000       150,000         19,783       35,935         67,443

 18         65,931       150,000       150,000       150,000         20,586       38,903         76,285

 19         71,571       150,000       150,000       150,000         21,355       42,006         86,125

 20         77,493       150,000       150,000       150,000         22,091       45,255         97,085

                  CASH SURRENDER VALUE
              ASSUMING HYPOTHETICAL GROSS
              ANNUAL INVESTMENT RETURN OF
        ----------------------------------------
END OF   0% GROSS
POLICY    (-0.93%      6% GROSS      12% GROSS
 YEAR      NET)       (5.07% NET)   (11.07% NET)
------  -----------   -----------   ------------
 1             0             0              0
 2           145           427            721
 3         1,534         2,092          2,698
 4         2,880         3,810          4,860
 5         4,609         6,008          7,651
 6         6,270         8,237         10,642
 7         7,915        10,552         13,910
 8         9,520        12,931         17,457
 9        11,069        15,362         21,297
 10       12,611        17,896         25,514
 11       13,781        20,199         29,849
 12       14,916        22,599         34,648
 13       16,011        25,093         39,957
 14       17,047        27,670         45,822
 15       18,041        30,350         52,321
 16       18,933        33,086         59,486
 17       19,783        35,935         67,443
 18       20,586        38,903         76,285
 19       21,355        42,006         86,125
 20       22,091        45,255         97,085

    The hypothetical investment rates of return shown in this illustration are for illustrative purposes only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors including the investment performance of the Investment Options selected by the Policyowner.

    The Death Proceeds, Accumulation Value and Cash Surrender Value for a Policy would differ from those shown in this illustration if the actual gross annual rates of return averaged 0.00%, 6.00% and 12.00% over a period of years, but also fluctuated above or below those averages for individual Policy Years. The Death Proceeds, Accumulation Value and Cash Surrender Value would also be different if any Policy loans or partial surrenders were made.

    No representation can be made by BMA, the Separate Account or the underlying portfolios that these hypothetical rates of return can be achieved for any one year or sustained over a period of time.

BMA

A member of the Generali Group


Business Men's Assurance Company of America
P.O. Box 412879/Kansas City, MO  64141


This cover is not part of the prospectus.



V1046 (11/98)